CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                   EXHIBIT 10.40


                   MANUFACTURING SERVICES AND SUPPLY AGREEMENT

        THIS MANUFACTURING SERVICES AND SUPPLY AGREEMENT ("AGREEMENT") is made as of September 5, 2002 ("EFFECTIVE DATE") by and between Solectron Corporation, a Delaware Corporation, and its subsidiaries and affiliates, which includes Solectron Technology Singapore Ltd., Solectron Technology Sdn Bhd, Solectron Netherlands BV and any other Offshore Business Headquarters ("OBHQs") ("MANUFACTURER") with Solectron Corporation's principal place of business at 847 Gibraltar Drive, Milpitas, California 95035, USA, and Asyst Technologies, Inc. ("ASYST") with Asyst Technologies, Inc.'s principal place of business at 48761 Kato Road, Fremont, California 94538, USA. Solectron Corporation and its subsidiaries and affiliates and Asyst may individually be referred to in this Agreement as a "Party," and collectively referred to as the "Parties."

        1.     Scope of Manufacturing Services and Other Matters

               1.1 The manufacture, purchase and sale of the products specified in Attachment A ("Products") (each individually a "PRODUCT" and collectively the "PRODUCTS") is governed solely by the terms and conditions (i) of this Agreement and (ii) of Asyst's purchase orders to the extent that such purchase orders provide shipping instructions or other directions indicated in section 3.2 and not in conflict with this Agreement. Pre-printed terms and conditions of any purchase order or any other document will have no force or effect. Asyst shall provide Manufacturer with the Asyst Product specifications in Attachment B ("Product Specifications") ("SPECIFICATIONS") that are necessary for Manufacturer to manufacture Products for delivery to Asyst and Asyst's affiliates and subsidiaries under this Agreement and, at Asyst's option, other tangible embodiments of the Product Technology (as defined in Section 2.1) for use in the manufacture of Products.

               1.2    Manufacturer shall:

                      1.2.1 manufacture the Products in such quantities as Asyst may order in accordance with Section 3 below;

                      1.2.2 ensure that all manufacture and assembly of the Products hereunder shall be strictly in accordance with the Specifications;

                      1.2.3 manufacture all Products to a standard consistent with good manufacturing practices;

                      1.2.4 be solely responsible for ensuring full compliance with all applicable laws and regulations applicable to Manufacturer;

                      1.2.5 provide such services as are necessary for assembly, in-circuit test, functional test, packaging and delivery of the Products in accordance with the Specifications, and


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

which includes the testing of software used in or with the Products throughout such software's intended life cycle;

                      1.2.6 provide to Asyst, and use in the assembly of the Products, devices and printed material that have been pre-approved by Asyst and appear on Asyst's bill of material ("BOM") and Asyst's approved vendor list ("AVL") for the Products;

                      1.2.7 provide materials to properly package the Products in accordance with the Specifications set forth by Asyst's engineering documents, drawings, artwork, BOM and AVL, and with standard shipping requirements to provide adequate protection from damage during transit or storage while in transit;

                      1.2.8 provide design for manufacturability and technical support services to Asyst's new and existing Product development teams in accordance with Asyst's then-current processes and procedures, which current processes and procedures are described in Attachment F ("Assembly/Test Requirements"), Attachment L ("Supplier Quality Requirements") and Attachment P ("Development and Engineering Change Requirements"), and as product ideas evolve into potential new Products or improvements to existing Products;

                      1.2.9 provide in-warranty and out of warranty Product repair and refurbishment services for all Products manufactured and sold to Asyst and Asyst's subsidiaries and affiliates hereunder, which for out of repair warranty services the Parties will reasonably determine within ninety (90) days of the Effective Date the prices and additional processes and terms that apply to such services and, upon agreement by the Parties, amend Exhibit H-3 to Attachment H ("Repair and Refurbishment Procedures") to set forth in writing in this Agreement such agreed prices and additional processes and terms;

                      1.2.10 maintain an adequate inventory of spare parts for use in the support and service of the Products that are available for shipment, which quantities, prices, service levels, and service delivery methodologies will be reasonably determined by the Parties within ninety (90) days after the Effective Date and set forth in writing in this Agreement such quantities, service levels, and methodologies;

                      1.2.11 work with Asyst to select and maintain inventory sources sufficient to enable Asyst to meet its customers' contract requirements; Asyst shall provide Manufacturer with information regarding such requirements;

                      1.2.12 continuously supply and deliver Products to Asyst and Asyst's affiliates and subsidiaries upon their request throughout the term of this Agreement;

                      1.2.13 use its best efforts to effectuate during the Transition Period a movement of the manufacture of the Products from Asyst's existing manufacturing facilities to those mutually agreed manufacturing facilities of Manufacturer; and

                      1.2.12 designate a project manager to act as Manufacturer's single point of contact with Asyst in connection with each new Product release to be manufactured hereunder;


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       2.

the project manager's responsibilities and other details regarding new Product development and release shall be agreed upon by the Parties in writing.

               1.3 Manufacturer will own all inventory that Manufacturer procures for use in the production of Asyst's Products unless and until purchased by Asyst or an Asyst affiliate or subsidiary under this Agreement via a purchase order from such entity.

               1.4 No later than October 14, 2002 (or October 31, 2002 if Manufacturer is unable to hire at least two (2) accounts payable personnel from Asyst as part of the employees for which Manufacturer makes offers to pursuant to Section 10.7) (the "TRANSFER DATE") Manufacturer will purchase Asyst's existing active inventory of components that are identified on Attachment K ("List of Existing Component Parts") ("EXISTING COMPONENT PARTS") for intended use and incorporation into the Products or delivery as spare parts to Asyst and Asyst's affiliates and subsidiaries. Manufacturer shall pay to Asyst an amount that will not be less than [*] or exceed [*] for this inventory, which specific value shall be determined on the Transfer Date at Asyst's then-current standard cost for the Existing Component Parts. Manufacturer shall transfer to an Asyst-designated bank account such amount via wire transfer in immediately available funds on the Transfer Date.

               1.5 The Products listed on Attachment A ("Products") represent those products that Asyst desires to obtain from Manufacturer, and Manufacturer desires to manufacture and supply to Asyst and Asyst's subsidiaries and affiliates, as of the Effective Date. From time to time, Asyst may request in writing for Manufacturer to manufacture a new product for supply to Asyst and Asyst's affiliates and subsidiaries under the provisions of this Agreement (a "New Product"). If Asyst requests in writing for Manufacturer to manufacture a New Product, Asyst will provide to Manufacturer at such time a proposed product introduction plan, a ramp plan, the Product Specifications and other pertinent information for such New Product. Manufacturer will consider in good faith all such information, and the Parties will determine in good faith the pricing terms and delivery timeframes that will apply to such New Product. Manufacturer will not unreasonably withhold, delay or condition its approval to the requested addition by Asyst of a New Product to this Agreement if such New Product is similar or comparable in feature and function to any existing Product that is or has been provided by Manufacturer to Asyst under this Agreement. As to pricing for such New Product, unless otherwise agreed in writing by the Parties, the Parties will adopt a similar and comparable pricing methodology for such New Product as that pricing methodology used in this Agreement for comparable existing Products. If the Parties reach agreement upon the inclusion of such New Product under this Agreement, then subject to Section 19.15 the Parties will promptly amend in writing this Agreement, including the addition of all applicable agreed upon new terms or modification of additional terms, to add the New Product to this Agreement.

               1.6 Manufacturer acknowledges that Asyst has certain electronic data interchange requirements that Manufacture must meet in order to supply Products and exchange information under this Agreement, which are attached as Attachment M ("B2B Messaging"). Manufacturer will use commercially reasonable efforts to implement all such electronic


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       3.

interchange requirements as soon as practicable, but no later than March 31, 2003. Each Party will bear its own costs of implementation of any such requirements.

               1.7 As of the Effective Date, Asyst and Manufacturer have agreed upon certain tentative activities and milestones that Manufacturer must achieve in connection with the transition of the manufacture by Asyst to Manufacturer of the Products and the later movement of the manufacture of the Products from Asyst's existing manufacturing facilities to those of Manufacturer, which activities and milestones are set forth in Attachment O ("Transition Plan"), which are subject to change upon mutual agreement by Asyst and Manufacturer. Within thirty (30) days after the Effective Date, Manufacturer and Asyst shall refine further all such activities and milestones and agree upon and document in greater detail all processes and procedures that Manufacturer must follow and comply with in connection with the manufacture of Products under this Agreement for supply to Asyst, and the movement of the manufacture by Asyst of the Products through from Asyst's existing manufacturing facilities to those of Manufacturer, including organization charts, reporting responsibilities and such other matters associated with the manufacture of the Products by Manufacturer (the "Final Plan"). Subject to and upon its written approval by both parties, the Final Plan shall supersede and replace the existing schedule of activities and milestones within Attachment O ("Transition Plan").

        2.     Grant of License

               2.1 Asyst hereby grants Manufacturer a worldwide nonexclusive, nontransferable, royalty-free right and license, without the right to sublicense, to use the Product Technology supplied by Asyst to Manufacturer hereunder, solely to manufacture the Products for sale to Asyst and Asyst's affiliates and subsidiaries. "PRODUCT TECHNOLOGY" means all object code and source code, schematic diagrams, information and other related processes and tangible embodiments relating in any way to the Products, and all other Confidential Information supplied by Asyst, as well as all patents, copyrights, mask works, circuit layout rights, design rights, trade secret rights, and other proprietary rights including intellectual property, in or covering the foregoing.

               2.2 Manufacturer acknowledges Asyst's ownership of the Product Technology, and agrees that it will do nothing inconsistent with such ownership. Nothing in this Agreement shall give Manufacturer any right, title or interest in the Product Technology other than the right to manufacture the Products as provided herein for distribution to Asyst and Asyst's affiliates and subsidiaries. In addition, Manufacturer shall:

                      2.2.1 not challenge, deny or disavow Asyst's ownership rights in the Product Technology or otherwise attack the validity or scope of the license granted in Section 2.1, modify, reproduce, duplicate, copy or otherwise disclose, use, distribute or disseminate the Product Technology in any form, except as expressly provided herein;

                      2.2.2 restrict disclosure of and access to the Product Technology to those of its employees and permitted subcontractors who are required to use the Product Technology in the course of their employment, for the purposes consistent with this Agreement and who are


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       4.

bound by written agreement to treat such Product Technology no less restrictively than as set forth in Section 13 ("Confidential Information");

                      2.2.3 use its best commercial efforts to prevent any third party, to the extent known by Manufacturer, from infringing upon Asyst's rights in the Product Technology and to notify Asyst promptly of any unauthorized use or disclosure of the Product Technology by others as each such unauthorized use or disclosure comes to Manufacturer's attention; and

                      2.2.4 upon the effective date of expiration or earlier termination of this Agreement, and at its own expense, promptly return to Asyst the Product Technology and all drawings, blueprints, manuals, specifications, lists, documentation, source or object codes, tapes, disks, or other storage media, letters, notes, notebooks, reports, flowcharts, and all other materials in its possession or under its control relating to the Product Technology.

        3.     Product Quantity Forecast and Ordering Rules

               3.1 Manufacturer shall sell and deliver Products to Asyst in accordance with purchase orders issued by Asyst. Asyst shall provide a minimum [*] purchase order with Manufacturer that will be updated by Asyst on a weekly basis and include at least [*] of purchase order coverage. Asyst will also provide [*] forecasts to Manufacturer for Products. The forecast is an estimation of quantities required and will be reissued [*]. All commitments for purchases of Products made by Asyst shall be made only upon issuance by Asyst of purchase orders under this Agreement. All forecasts issued under this Agreement are non-binding and Asyst shall (i) have no obligation to issue any purchase orders for any quantity of Products; and (ii) incur no responsibility for any components or materials that Manufacture may acquire in reliance upon any forecast, except for any Asyst liability as provided in Section 4.5 for those components that have lead times longer than the purchase order coverage and that cannot be subsequently canceled without penalty.

               3.2    Purchase orders shall refer to this Agreement and contain:
(i) Product description (i.e., Asyst part number and revision level), (ii) quantity, (iii) routing instructions, (iv) requested delivery date(s), (v) destination, and (vi) confirmation of price. The term "delivery date" appearing on Asyst's purchase orders or any change order means the on-dock date of Asyst or Asyst's affiliates, subsidiaries or customers.

               3.3 Within [*] days after receipt of any purchase order that is consistent with the then-current Asyst forecast and [*] days after receipt of any purchase order for Products not contained in the then-current Asyst forecast, Manufacturer will provide Asyst with written acknowledgment accepting the purchase order or, if the purchase order is not consistent with the then-current forecast, rejecting the order and the reasons therefor. On acceptance of a purchase order, Manufacturer shall confirm the requested delivery date. If Asyst does not receive notice of Manufacturer's rejection of a purchase order that is consistent with the most recent forecast within the [*] period, the purchase order shall be deemed accepted.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       5.

               3.4 Manufacturer's prices provided under this Agreement will not include any premium for overtime labor charges for increased quantities of Products required to be delivered within the flexibility limits set forth in the table below. Any charges for overtime that Manufacturer incurs for increased quantities of Products beyond such flexibility limits must be approved in advance by Asyst. Manufacturer will develop a supply chain model that will facilitate performance of its obligations hereunder and enable Asyst to meet its quarterly forecasted revenue targets.

               3.5 Asyst and Asyst's affiliates and subsidiaries may, from time to time, and subject to the table below, reschedule in writing for later delivery those quantities of Products contained in binding purchase orders. Asyst may also request at any time for Manufacturer to increase the quantities on order up to the maximum amounts that are set forth in the below schedule, and Manufacturer shall accommodate such request. Subject to Manufacturer's compliance with the provisions of Sections 3.7 and 3.8, and Manufacturer's mitigation obligations under Section 4.7, any liability to Asyst for excess and obsolete inventory of components and materials purchased by Manufacturer for use in Products that have not otherwise been used by Manufacturer will be determined in accordance with Sections 4.5 and 4.6 after taking into consideration the below table that limits the amount of components and materials that may be increased or rescheduled, without the prior written consent of Manufacturer, for use in production to manufacture Products:

              MAXIMUM ALLOWABLE INCREASE OR RESCHEDULE QUANTITIES

                                                                         Maximum Reschedule
  Number of days                                                            Period from
  before Delivery                                    Maximum            Originally Scheduled
  Date on Asyst                Maximum              Reschedule         Delivery Date on Asyst
  Purchase Order          Increase Quantity          Quantity              Purchase Order
-------------------     ---------------------     --------------     --------------------------
[*]                     [*]%                      [*]%               [*] days
-------------------     ---------------------     --------------     --------------------------
[*]                     [*]%                      [*]%               [*] days [*]
-------------------     ---------------------     --------------     --------------------------
[*]                     [*]%                      [*]%               [*] days [*]
-------------------     ---------------------     --------------     --------------------------
[*]                     [*]%                      [*]%               [*] days [*]
-------------------     ---------------------     --------------     --------------------------
[*]                     [*]%                      [*]%               [*]
-------------------     ---------------------     --------------     --------------------------

        * Asyst and Asyst's affiliates and subsidiaries may [*] as long as the final delivery date is within such period.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       6.

Asyst acknowledges that upside flexibility may be dependent upon Manufacturer's ability to achieve Vendor Managed Inventory implementation of materials and components. Excess material caused by a reschedule or cancellation will be subject to the provisions in Section 4.

               3.6 Manufacturer will notify Asyst in writing immediately after Manufacturer becomes aware of a reasonable likelihood that there is or will be a materials or capacity constraint that could negatively affect Manufacturer's ability to meet any existing or forecasted needs under this Agreement for Product(s) ("Supply Constraint"). During any period of Supply Constraint, Manufacturer agrees to allocate materials and capacity to Asyst and Asyst's affiliates and subsidiaries under whichever of the following formulas would give them the greatest quantity of Products: (i) [*] to their [*] of all of Manufacturer's customer orders for the previous [*] months for Products which use the scarce materials or capacity; (ii) [*] to their [*] of all of Manufacturer's customer forecasts for the same or similar products that use the same scarce materials or capacity; or (iii) any [*] which Manufacturer uses [*].

               3.7 Manufacturer will ensure that the amount of finished goods inventory, work in process, components and materials on hand is limited to that amount that is required to support the agreed upon lead times and the maximum allowable increased quantities that are set forth in the above schedule in
Section 3.5 of this Agreement (collectively "Inventory"). Notwithstanding anything to the contrary, the costs incurred by Manufacturer for any purchases or the manufacture of components and materials beyond that required for the Inventory will be borne by Manufacturer. Within sixty (60) days after the Effective Date and a quarterly basis thereafter, Manufacturer will provide Asyst with a [*] plan to require vendors that supply components to Manufacturer to be part of a Vendor Managed Inventory program. Manufacturer will use commercially reasonable efforts to establish and maintain contractual arrangements with key suppliers to include components and materials that are intended for use in the Products in Manufacturer's then-current Vendor Managed Inventory program, and Asyst will provide reasonable cooperation and appropriate involvement in such efforts.

               3.8 The Parties acknowledge that certain components intended for inclusion in Products are subject to ordering lead times in excess of [*] days ("LONG LEAD TIME COMPONENTS"), which components are identified in the list set forth on Attachment C ("Long Lead Time Components"). From time to time and during the term of the Agreement on at least a [*] basis, Manufacturer will provide written updates to such list of the Long Lead Time Components to Asyst for Asyst's review and acceptance. Any updates that are requested by Manufacturer to the list of Long Lead Time Components must be approved in writing by Asyst. Any update that Manufacturer requests will be deemed to be accepted by Asyst unless Manufacturer is notified in writing by Asyst of its objection to such update within [*] days after Asyst receives the requested update from Manufacturer. If Asyst refuses to accept such update to the list of Long Lead Time Components, then, notwithstanding Manufacturer's obligations to accept purchase orders and deliver Products under this Agreement to Asyst, Manufacturer shall be entitled to reject subsequent purchase orders from Asyst that it cannot fulfill because it does not have the necessary Long Lead Time Components on hand, but would have otherwise had


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       7.

them on hand had Asyst not objected to Manufacturer's requested update to the list of Long Lead Time Components.

        4. Excess Material Finished goods and raw material liability will be evaluated [*] as or as mutually agreed by the Parties. Liability will be assessed in accordance with Section 4.5 to Asyst following identification of [*] Excess Inventory and [*] Excess Inventory as defined in Sections 4.1 and 4.2, respectively, and identified in Section 4.4 below.

               4.1 "[*] EXCESS INVENTORY" is defined as those: (a) components and materials of Manufacturer which are on hand or are Non-cancelable/non-returnable material on order that (i) are to be used in Products, (ii) are not classified as Long Lead Time Components, and (iii) are in excess of [*] days of demand as identified in purchase orders, which have been supplied to Manufacturer under this Agreement, and (b) Long Lead Time Components of Manufacturer which are on hand or are non-cancelable/non-returnable material that (i) are to be used in Products, (ii) Asyst has authorized Manufacturer to purchase in accordance with Section 3.8, and (ii) are in excess of those portions of Asyst's forecasts encompassing units that contain such Long Lead Time Components, but in all cases excluding from subsections 4.1(a) and 4.1(b) above any and all components and materials or Non-cancelable/non-returnable material on order that are classified as Existing Component Parts or [*] Excess Inventory.

               4.2 "[*] EXCESS INVENTORY" is defined as components and materials of Manufacturer which are on hand or are non-cancelable/non-returnable material on order that may have been previously classified as [*] Excess Inventory, have not been used in Products or otherwise sold by Manufacturer, and are in excess of [*] days of demand as identified in Asyst's forecasts, but in all cases excluding from subsections 4.2(a) and 4.2(b) above any and all components and materials or Non-cancelable/non-returnable material on order that are classified as Existing Component Parts.

               4.3 "NON-CANCELABLE/NON-RETURNABLE MATERIAL" are those components of Manufacturer for which Manufacturer has negotiated agreements, or Manufacturer has assumed agreement obligations negotiated by Asyst, with suppliers that do not provide for the return and/or cancellation of such components without the payment by Manufacturer of more than a nominal charge, but in all cases excluding Existing Component Parts.

               4.4 Manufacturer will determine if there is [*] Excess Inventory or [*] Excess Inventory against the demand and flexibility requirements of Asyst and Asyst's affiliates and subsidiaries that are set forth in Section 3.5 of this Agreement and, if Manufacturer so determines, then Manufacturer will provide promptly all such relevant information to Asyst [*]. Any liability for [*] Excess Inventory and [*] Excess Inventory will be determined in accordance with Section 4.5 for such [*] Excess Inventory and [*] Excess Inventory that Manufacturer cannot reduce by mitigation per standard purchasing practices and as required under Section 4.7.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       8.

               4.5 Subject to the provisions of Section 3.7, Asyst's liability for [*] Excess Inventory and [*] Excess Inventory under this Agreement is to be determined and assessed as follows:

                      4.5.1 For [*] Excess Inventory, Asyst will be charged carrying costs at a monthly rate of [*].

                      4.5.2 For [*] Excess Inventory, Asyst shall take receipt of the inventory within [*] days of notification, at current material cost plus
(i) a [*] cost of acquisition for material or components purchased by Manufacturer, or (ii) a [*] cost of manufacture for material or components manufactured by Manufacturer.

               4.6 All Existing Component Parts that are acquired by Manufacturer from Asyst pursuant to Section 1.4 will be used by Manufacturer for production requirements or otherwise sold by Manufacturer as spare parts to Asyst and Asyst's affiliates and subsidiaries. Manufacturer will use its best efforts to absorb promptly into production or otherwise sell all such Existing Component Parts. Any Existing Component Parts that are not absorbed by Manufacturer into its production or otherwise sold by Manufacturer within [*] months will be considered as excess, and will be subject to a [*] per month carrying charge. Such Existing Component Parts that are not absorbed into Manufacturer's production or otherwise sold by Manufacturer within an additional [*] months thereafter (i.e., total elapsed time of [*] days) will be immediately repurchased by Asyst at the same allocated price that Manufacturer previously paid to Asyst for such Existing Component Parts.

               4.7 Notwithstanding anything to the contrary, in the event of a cancellation by Asyst of a purchase order, issuance by Asyst of a Stop Production Notice, engineering change orders, purges, approved vendor list disqualification, end of life notice or forecast reduction, Manufacturer shall take the actions indicated below upon written request from Asyst to do so. Upon receipt by Manufacturer of such notice from Asyst, Manufacturer shall do the following:

                      4.7.1 Immediately reduce/cancel its outstanding purchase orders for components and raw materials by the quantities in excess of those needed to meet Asyst's requirements.

                      4.7.2  Discontinue upside support positioning.

                      4.7.3 [*] inventory of materials that Manufacturer may reasonably claim it was required to purchase in order to comply with Asyst's delivery requirements and in-line with the appropriate quantity of Asyst-unique economic order quantities and Long Lead Time Components inventory (the "ASYST Inventory"). Asyst reserves the right, at its option, to perform an audit of the Asyst Inventory. Asyst's liability to pay, reimburse, or otherwise compensate Manufacturer for Asyst Inventory shall not exceed the maximum Asyst Inventory that was reasonably required to obtain in order to fulfill Asyst's purchase orders.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       9.

                      4.7.4 Use commercially reasonable efforts to return the components to suppliers to Manufacturer at the same price at which they were purchased.

                      4.7.5 Use commercially reasonable efforts to sell the components to a third party subject to written approval by Asyst, at a price acceptable to Asyst. Asyst shall reimburse Manufacturer for the difference between Manufacturer's purchase price (plus the cost of acquisition not to exceed [*]) and the Asyst-approved price at which it sold the component to a third party. If the sales price exceeds Manufacturer's component purchase price, then the excess shall first be applied to offset any obligation of Asyst under this paragraph and any excess thereafter shall be retained by Manufacturer. Except as may be mutually agreed otherwise, Asyst agrees that Manufacturer is not required to continue mitigation of Asyst material and component liabilities beyond a [*]-day period from the date of initial written notification from Manufacturer to Asyst of any potential material liability under Section 4.5.

                      4.7.6 Rework Asyst Inventory, at Asyst's request, at a mutually agreed upon price and schedule.

                      4.7.8 Use commercially reasonable efforts to provide Asyst documentation, reasonably satisfactory to Asyst, within [*] business days after completion of mitigation activities indicating the quantities and kind of Asyst Inventory that Manufacturer has not resold, reused or redirected to other use, or is not able to resell or otherwise use. Such documentation shall include mitigation activities undertaken by Manufacturer.

                      4.7.9  Subsequent to Manufacturer's efforts under Sections
4.7.1 through 4.7.8 above Asyst shall respond in detail regarding to Manufacturer's claim for reimbursement or compensation within [*] days after receipt of the documentation. Asyst shall pay any undisputed portion of Manufacturer's claim within [*] days of receipt of the claim.

               4.8 Asyst or any of Asyst's affiliates or subsidiaries may, from time to time, request the cancellation of all or any part of a purchase order prior to shipment of any units of Products that are the subject of the purchase order. If any such cancellation arises or results from the failure by Manufacturer to perform in any material respect its obligations under this Agreement in connection with the shipment of such units under such purchase order, and such failure results in the cancellation of an order by a customer with Asyst or any of Asyst's affiliates or subsidiaries, then Asyst and Asyst's affiliates and subsidiaries shall not be liable to Manufacturer for any cancellation or other charges associated with the cancellation of such purchase order with Manufacturer. For any other cancellation of a purchase order, the Parties agrees to negotiate, in good faith, the cost to Asyst of such cancellation for which Asyst will be liable. Except as otherwise provided in the second sentence of this Section 4.8, Asyst's liability for cancellation charges for such purchase orders shall not exceed (a) for that quantity of finished Products scheduled for delivery, the Product price; and (b) for that quantity of components and materials intended for inclusion in Products to be manufactured for delivery to Asyst within applicable leadtimes, the current material cost for such items plus (i) a [*] cost of acquisition for


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      10.

components and materials purchased by Manufacturer, or (ii) a [*] cost of manufacture for components and materials internally manufactured by Manufacturer.

        5.0    Payment Terms and Audit Rights

               5.1 Asyst agrees to payment terms, from date of invoice or shipment date whichever is later, of [*] days for the first [*] months of this Agreement, and [*] days at all times thereafter for amounts due under this Agreement. All undisputed amounts due will be paid within such time frames upon receipt by Asyst or the applicable Asyst affiliate or subsidiary of a proper invoice from Manufacturer. All amounts that are due under this Agreement from Asyst or any Asyst affiliate or subsidiary will be invoiced by Manufacturer in U.S. Dollars, and such amounts will be paid by Asyst or such Asyst affiliate or subsidiary to Manufacturer in U.S. Dollars.

               5.2 Asyst shall have the right, during normal business hours and upon reasonable written notice to inspect and audit, either directly or through an authorized representative, Manufacturer's processes as they relate to the manufacture and delivery to Asyst of Products. Promptly upon request by Asyst, Manufacturer will provide to Asyst (a) accurate and complete details of all actual material costs incurred through the entire manufacturing process for the Products, and (b) non-confidential records for Asyst to verify such costs.

        6.     Delivery and Stop Notices

               6.1 If Products are manufactured outside of the United States, Asyst shall be responsible for all actions necessary to import and export of the Products into the United States, including compliance with applicable laws and regulations and payment of all required duties, fees and charges. Manufacturer shall provide, at no additional charge, reasonable cooperation to Asyst, including the provision of all necessary information for the exportation of the Products. Deliveries originating inside or outside the United States will be made FCA (Incoterms 2000) Manufacturer's facility unless otherwise agreed in writing by Asyst and Manufacturer.

               6.2 Manufacturer will use commercially reasonable efforts to support processes of Asyst that provide for shipment of Products from Manufacturer's point of manufacture directly to Asyst's point of consumption, e.g., Asyst direct end-users.

               6.3 Manufacturer will use its best commercial efforts to establish and maintain a supply side relationship with Manufacturer's vendors where a [*]-day supply of Vendor Managed Inventory of components and materials will be kept to produce Products by Manufacturer, and a maximum of [*]-day liability will be obtained for non-cancellable and non-returnable components and materials that are to be used in Products.

               6.4 If Manufacturer fails to meet the delivery requirements of Asyst's and Asyst's affiliates or subsidiaries, in whole or part, under this Agreement and such failure results in a delay by Asyst or Asyst's affiliates in the delivery of Products to customers, then Manufacturer will take all appropriate actions, at Manufacturer's own expense, to attempt to


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      11.

resolve such failure and reduce the likelihood of such similar failures in the future. Such actions may include the establishment of inventory buffers or incremental capacity, performance of overtime work and such other actions that are reasonably necessary or appropriate under the circumstances.

               6.5 If Manufacturer is unable to deliver the total quantity of Products ordered on the scheduled delivery date, Manufacturer shall notify Asyst promptly, and Asyst may, at its sole option, consent to partial delivery. If Asyst does not consent, Asyst may: (i) reschedule the delivery; or (ii) if such partial delivery is due to fault of Manufacturer and Asyst loses customer orders as a result of such delay, cancel the affected portion of the order without any further obligation to Manufacturer. Partial deliveries shall be separately invoiced by Manufacturer.

               6.6 If Manufacturer fails to deliver Products to Asyst or Asyst's subsidiaries or affiliates within the delivery times established in binding purchase orders, at the request of Asyst or any Asyst affiliate or subsidiary, Manufacturer shall bear the costs of expedited delivery of such Products from Manufacturer's facility to the applicable customer of Asyst or Asyst's affiliate or subsidiary.

               6.7 Asyst may direct in writing Manufacturer to stop the production of Products during any stage of the manufacturing process (a "STOP PRODUCTION NOTICE"). Asyst shall have the right to direct Manufacturer to prepare Products up through a particular level of the manufacturing process and to hold such partially completed Products pending modifications to be implemented as a result of error correction activities. If a Stop Production Notice from Asyst is not due to Manufacturer's negligence or a failure to perform its obligations under this Agreement, then Asyst shall be responsible for the actual and reasonable costs incurred by Manufacturer as a result of such Stop Production Notice. Asyst shall, however, not be liable for any overtime charges or additional costs arising from component product price variances which are incurred by Manufacturer or its agents or subcontractors due to factors attributable to the Manufacturer's negligence or failure to perform its obligations under this Agreement.

               6.8 Asyst reserves the right to refuse delivery of any quantity of Products in excess of those specified in its purchase orders and/or any delivery made more than five (5) days in advance of a requested delivery date. Asyst may, at its option, return such quantities freight collect or may, at its option, retain such units with payment therefore deferred until such payment would have otherwise become due.

        7.     New Product Introduction Development Services and Engineering
Changes.

               7.1 Upon written request by Asyst, Manufacturer will provide new product introduction development services to Asyst at mutually agreed upon dates and times and a negotiated rate or fee, which rate or fee shall not exceed the standard rate or fee that Manufacturer charges to other parties for the same or similar type of services in connection with other new product introduction development arrangements. Any such new product introduction development services will be provided by Manufacturer to Asyst in accordance with the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      12.

processes and procedures, and service level agreement applicable to such processes and procedures, in Attachment P ("Development and Engineering Change Requirements").

               7.2 "ENGINEERING CHANGE" means a mechanical, electrical, piece part or subassembly design or Specifications change made to the Products or to any manufacturing, assembly or testing method, procedure or process which, if made, could affect the schedule, performance, reliability, availability, serviceability, appearance, dimensions, tolerances, safety or costs (collectively, the "CHARACTERISTICS") of or for a Product. Manufacturer will receive, evaluate and implement Engineering Changes to the Products in accordance with the processes and procedures set forth in Attachment P ("Development and Engineering Change Requirements") For each non-critical Engineering Change requested by Asyst, Manufacturer will respond in writing within [*] business days of receipt, with a preliminary impact report. For each critical Engineering Change requested by Asyst, Manufacturer will respond in writing within [*] business day of Asyst's written request. The response by Manufacturer will state the cost savings or increase, any labor, inventory and scrap material impact, if any, expected to be created by the requested Engineering Change, and the effect on Product Characteristics and composition and cost of the bill of materials for the Products. The Parties acknowledge that such a response will be an initial indicator of potential cost impact pending a more detailed review of liability. Such a detailed review will be completed by Manufacturer and supplied to Asyst within [*] business days. If Asyst requests for Manufacturer to incorporate an Engineering Change into Products, the applicable Specifications will be amended as required, subject to mutual agreement on any necessary reimbursement of Manufacturer's extra costs (including labor, manufacturing supplies and inventory) incurred as a result provided, however, if an Engineering Change is necessary as a result of the fault of Manufacturer, then Manufacturer shall bear the entire cost of the implementation of any such Engineering Change. Manufacturer shall not make or incorporate any Engineering Changes to the Characteristics to or form a Product without Asyst's prior written authorization.

        8.     Components, Tooling and Equipment

               8.1 If Asyst consigns any components or materials to Manufacturer, the Parties shall agree upon inspection and handling procedures prior to shipment of such components or materials to Manufacturer. Manufacturer shall provide Asyst, on a quarterly basis, a reference list showing quantity on hand of any consigned components.

               8.2 Upon request by Manufacturer, Asyst may pay Manufacturer for Manufacturer's cost in acquiring or developing certain non-recurring engineering tooling and/or fixtures used by Manufacturer to manufacture the Products (the "NRE TOOLING") only if the cost of the NRE Tooling is approved in advance and in writing by Asyst through the issuance by Asyst of a purchase order or by some other written authorization from a representative of Asyst that is authorized to provide such authorization. At its option, Asyst may provide such NRE Tooling to Manufacturer under and subject to the terms of the Equipment Loan Agreement set forth in Attachment D ("Equipment Loan Agreement"). Manufacturer hereby acknowledges and agrees that such terms apply to any such loan of NRE Tooling made by Asyst to Manufacturer in connection with this Agreement.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      13.

               8.3 Asyst will, at no cost to Manufacturer and pursuant to Attachment D ("Equipment Loan Agreement"), loan certain test and tooling equipment that Asyst owns or has the right to possess ("TEST EQUIPMENT") to Manufacturer, solely for the purpose of permitting Manufacturer to perform functional tests and repair on the Products that are to be supplied to Asyst and Asyst's affiliates and subsidiaries. Test Equipment that will be provided by Asyst to Manufacturer for such purpose shall be listed in Attachment E ("Test and Tooling Equipment"). Manufacturer shall (i) exercise reasonable care in the use and custody of Test Equipment and use the Test Equipment solely for purposes of performing its obligations under this Agreement, (ii) perform regular maintenance on Test Equipment at no charge to Asyst, excluding replacement of parts for which Asyst will be billed provided, however, that Asyst will not pay for any replacement of parts which are damaged by Manufacturer, and (iii) with prior written approval of Asyst, repair Test Equipment at a reasonable charge, unless such Test Equipment was damaged by Manufacturer. Any required replacement of non-repairable Test Equipment is subject to Asyst's prior verification of the condition. Any reimbursement for any required calibration of Test Equipment performed by Manufacturer will be as agreed by the Parties.

               8.4 All NRE tooling and Test Equipment are the exclusive property of Asyst. Manufacturer shall not mortgage, pledge, assign or borrow against, or otherwise create or attempt to create a security interest in, the NRE Tooling and Test Equipment. Manufacturer shall return to Asyst, or assign at Asyst's written direction, any or all of the NRE Tooling and Test Equipment upon the effective date of the expiration or earlier termination of this Agreement, or receipt of Asyst's written request therefor. Upon written request by Asyst, Manufacturer shall provide Asyst a written inventory list of all NRE Tooling and Test Equipment in its possession within [*] business days after such request.

        9.     Quality and Other Requirements

               9.1 Manufacturer shall (i) manufacture, perform inspection, functional and other tests on, and deliver to Asyst and Asyst's affiliates and subsidiaries Products in accordance with all of the requirements set forth in Attachment F ("Assembly/Test Requirements") and Attachment L ("Supplier Quality Requirements"); and (ii) provide to Asyst statistical process control data on all critical processes, including yield and failure analysis reports detailing the cause of any and all such failures which occur during any such processes. Such reports shall be provided in writing to Asyst on a weekly basis in a format agreed upon by the Parties.

               9.2 Manufacturer shall ensure that each Product meets the applicable Specifications and is tested and inspected prior to delivery in accordance with all applicable quality and reliability testing methods and procedures. Manufacturer will provide only those Products conforming to the applicable test, safety and certification requirements as contained in Asyst's product data management system, unless it has obtained prior written approval from Asyst for a deviation. Each shipment of Products is subject to Asyst's quality inspection and testing on Asyst's premises or on Manufacturer's premises, at Asyst's option and discretion. Manufacturer will ensure that the outgoing quality level for the Products shall meet or exceed Asyst's defined Specifications on functional electrical tests, and Asyst's defined Specifications on inspection, testing and delivery pursuant to Attachment F ("Assembly/Test Requirements"). If


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      14.

any quality inspection and/or test is to be performed or verified on Manufacturer's premises by Asyst ("SOURCE INSPECTION"), Manufacturer shall provide Asyst with access to Manufacturer's facilities and reasonable assistance, at no additional charge, to conduct or verify such Source Inspections.

               9.3 The shipment of rejected Products by Asyst to Manufacturer shall be at Asyst's expense, and return shipment of Repaired or Replacement Products shall be at Manufacturer's expense. Manufacturer shall place upon each repaired Product an identifying mark that has been designated by Asyst to indicate that such Products were repaired by Manufacturer pursuant to Asyst's written requirements.

               9.4 Manufacturer represents and warrants that, as of the Effective Date, it is certified to comply with ISO 9001 or higher level standards. At all times during the term of this Agreement, Manufacturer will maintain its compliance with ISO 9001 or higher level standards. Upon reasonable written request, Manufacturer shall allow Asyst personnel and representatives reasonable access to its manufacturing facility and such other places as the Products may be stored for purposes of inspecting such facility, the equipment used therein and the Products, both finished and in process of assembly or manufacture.

               9.5 Manufacturer will use commercially reasonable efforts to participate at an early stage in Asyst's planning cycle, to the extent that Asyst requests such participation in writing. Without limiting the generality of the foregoing, such participation may include the joint development of supply plans with Asyst and the refinement of forecasts.

               9.6 Manufacturer will assist Asyst in developing all system-level qualification and safety agency testing which is applicable to Products sold to Asyst as provided in the Specifications.

               9.7 Manufacturing will implement and maintain recordkeeping practices consistent with Manufacturer's then-current practices. Upon reasonable written notice, Asyst shall be allowed to audit, or have an independent third party audit, Manufacturer's quality records related to services provided to Asyst under this Agreement.

               9.8 All shipping information, including that on invoices, packing lists, and packing labels will list the country of origin for all Product supplied, must be in both text and scannable bar code formats and must comply with the Asyst's directions.

               9.9 Manufacturer will use commercially reasonable efforts to implement all Asyst supply chain initiatives, including any advanced material planning and engineering change notification process initiatives. If Manufacturer has reason to believe it may not be able to comply with any such initiatives, Manufacturer shall immediately notify Asyst and the Parties will negotiate in good faith to promptly resolve any reasonable objections that Manufacturer may raise regarding its compliance with any such initiatives.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      15.

               9.10 Should Manufacturer become aware of any quality issues, design or manufacturing defect, or other issues affecting customer satisfaction, whether Manufacturer or supplier-related, which may impact Manufacturer's compliance with the manufacture of the Products to the Specifications, then Manufacturer shall promptly notify Asyst in writing of the nature of such issues and provide the known technical details. Asyst reserves the right to suspend delivery of Products in accordance with Section 6.7 until resolution of such issue.

               9.11 Manufacturer shall use its best commercial efforts to achieve and maintain, at all times, a [*] achievement rate during each calendar month during the term of this Agreement for the following quality objectives:

                      9.11.1 "ONTIME DELIVERY": Units of Products are delivered on-time to Asyst and Asyst's affiliates and subsidiaries as to their requested location of delivery and requested delivery dates during each calendar month;

                      9.11.2 "SHIPMENT ACCURACY": Units of Products are properly packed and packaged in accordance with the Specifications and are complete with respect to items requested for inclusion by Asyst in each shipment intended for delivery to a customer; and

                      9.11.3 "OUT OF BOX QUALITY": Products that are delivered are capable of being installed and fully and immediately operational using normal Asyst installation procedures. Asyst will perform measurements of Manufacturer's achievement of such objectives on a monthly basis and, upon written request, will provide such findings to Manufacturer.

               9.14 Asyst and Aysts's customers may desire access to Manufacturer's facilities to qualify or review such facilities as plants of manufacture for the Products. Upon receipt of any such request for access and subject to the execution of any facility required non-disclosure agreement, Manufacture will arrange for and permit access to such plants during normal business hours within a reasonable period after Manufacturer's receipt of such request.

               9.15 During the term of this Agreement, Asyst and Manufacturer will, unless agreed otherwise, hold daily production review meetings, monthly operation review meetings and quarterly business review meetings. The venue and agenda for each of these meetings will be reasonably determined by Asyst. Detailed records of the outcomes of these meetings will be prepared and maintained by the Parties throughout the term of this Agreement.

        10.    Pricing, Transition Payments and Cost Reductions

               10.1 Manufacturer's pricing model is set forth in Attachment G ("Pricing Schedule"). The prices shall be in U.S. Dollars and other than customs duty or clearance charges, shall include all federal, state, municipal, or government value-added, excise, sales, withholding, transfer, use, occupational or like taxes now or then in force and effect. All prices shall include the cost of packaging and labeling in accordance with the Bill of Materials. The Parties shall review such prices on a quarterly basis and shall make any adjustments necessary to such prices to be competitive with other third party bids and Manufacturer's own actual manufacturing costs


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      16.

based on the baseline pricing model in Attachment G ("Pricing Schedule") Any price changes must be agreed upon in writing by the Parties.

               10.2 Manufacturer will use its best commercial efforts to pursue cost improvement opportunities for each and every element of price to reduce the cost of the Products, including recommending design or process changes, or new sources which may result in an overall cost reduction. During the term of this Agreement, each Party agrees to provide adequate resources to support the qualification of any design or alternate AVL suggestions offered by the other Party. For a period of [*] days following [*] of any such new sources and subsequent to [*] of inventory, [*] or [*] changes recommended by Manufacturer and approved by Asyst, the Parties will [*] any resulting reduction in cost. Thereafter, Manufacturer shall pass on to Asyst [*] of all such cost reductions. Notwithstanding anything to the contrary in this Agreement, Manufacturer shall pass on to Asyst [*] of all cost reductions resulting from
(a) [*] or [*] changes recommended by Asyst, and (b) [*] established solely by Asyst with any third parties for materials or components included in the Products, including materials or components consigned by Asyst to Manufacturer for inclusion in the Products, which [*] will be implemented for that inventory affected by such [*] or [*] changes or changes in [*].

               10.3 Manufacturer will implement and provide under this Agreement to Asyst and Asyst's affiliates and subsidiaries that purchase Products under this Agreement an aggregate [*] reduction in the total costs of manufacture for Products against the baseline pricing model, set forth in Attachment G ("Pricing Schedule"). However, this cost reduction will not be applied by Manufacturer to the Existing Component Parts portion that are included in the Products. The cost reductions will take effect thirty (30) days after the end of the Transition Period (end of the Transition Period is estimated to be March 31, 2003). The allocation of such reduction in pricing to each individual Product will be determined by the end of the Transition Period taking into consideration the forecasted volumes to achieve the committed aggregate cost reduction.

               10.4 Beyond the initial cost reductions in Section 10.3, Manufacturer will use its best commercial efforts to obtain the following cost reductions in Products to be supplied to Asyst and Asyst's affiliates and subsidiaries hereunder:

                      10.4.1 [*] for year two (i.e., the year that begins on the annual anniversary of the Effective Date and ends one (1) year immediately thereafter) on raw materials and components subject to migration to Manufacturer's preferred vendor list; and

                      10.4.2 [*] reduction in assembly hours due to gains in efficiency upon completion of transition and reasonable period for production ramp; and

                      10.4.3 [*] reduction in test hours due to gains in efficiency upon completion of transition and reasonable period for production ramp.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      17.

Manufacturer will also continue to drive future [*] after year [*] (i.e., the period after the [*] of the Effective Date) for [*] and [*] with a target of [*] per quarter for the remainder of the term of the Agreement.

               10.5 A predictive cost model will be established and maintained by the Parties to determine the pricing for Products that are to be provided to Asyst and Asyst's affiliates and subsidiaries under this Agreement. Unless otherwise agreed in writing by authorized representatives of the Parties, the prices for Products to be supplied by Manufacturer under this Agreement to Asyst and Asyst's affiliates and subsidiaries shall be equal to the following:

                      10.5.1 For components and materials, the [*] to Manufacturer for components and materials [*] plus (i) a [*] [*] on such cost for components and materials made by Manufacturer, and (ii) a [*] [*] for components and materials purchased by Manufacturer;

                      10.5.2 If [*] are not otherwise paid directly by Asyst to [*] used for the [*] of components and materials to Manufacturer, then, unless otherwise agreed in writing by the Parties, [*] for the actual and reasonable [*] incurred by Manufacturer for shipment to Manufacturer of components and materials to be included in the Products delivered to Asyst and Asyst's affiliates and subsidiaries under this Agreement;

                      10.5.3 For assembly and test labor costs:

                             (i)    for manufacture, assembly and test work
performed within the United States of America, [*] per hour for manufacture and assembly work and [*] per hour for test work,

                             (ii)   for manufacture, assembly and test work
performed within [*] , [*] per hour for manufacture and assembly work and [*] per hour for test work, and

                             (iii)  for manufacture, assembly and test work
performed within [*] , [*] per hour for manufacture and assembly work and [*] per hour for test work;

                      10.5.4 For selling, general and administrative ("SG&A") expenses, [*] of the amounts determined under Sections 10.5.1, 10.5.2 and 10.5.3; and

                      10.5.5 For profit to Manufacturer, [*] of the amounts determined under Sections 10.5.1, 10.5.2, 10.5.3 and 10.5.4.

For each Product to be supplied under this Agreement, the Parties will [*] for such Product on at least a [*] to understand the anticipated price to Asyst and to determine whether such [*] . Notwithstanding the foregoing, if (a) during any [*] [*] period that ends on the [*] immediately following the Effective Date, the [*] of Products by Asyst and Asyst's affiliates and


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      18.

subsidiaries exceeds [*] for such period, or (b) for any rolling [*][*] period, a [*] in [*] of Products by Asyst and Asyst's affiliates and subsidiaries exceeds [*] when determined based on [*] of Products made in the immediately preceding [*][*] period, then the Parties will [*] in good faith [*] to be made available by Manufacturer to Asyst and Asyst's affiliates and subsidiaries for the Products, including a [*] that are set forth in this Agreement for [*] . Additionally, if the pricing for any Product, which is provided by Manufacturer to Asyst under this Agreement, is not [*] with other available [*] offered under terms and conditions, when taken as a whole are similar to those provided by Manufacturer to Asyst under this Agreement, then Manufacturer acknowledges and agrees that changes to the [*] will be made to make such [*] .

               10.6 Asyst may request for Manufacturer to use certain logistics suppliers to transport components and materials to Manufacturer. At Asyst's written request, and only if practicable and feasible, Manufacturer will use those logistics suppliers that Asyst requests, unless such suppliers are unable to meet all in respects Manufacturer's delivery requirements. As to the use of such suppliers, Manufacturer will be responsible to ensure that all components and materials are delivered in a timely manner from such suppliers to ensure that there is no disruption in the continuity of delivery of Products to Asyst under this Agreement.

               10.7 On or before the Transfer Date, Manufacturer shall make "at-will" employment offers to approximately [*] Asyst full-time employees that were employed immediately before the Transfer Date. [*]. Manufacturer will be responsible for execution of any [*] . [*] shall make [*] to all such [*] to [*] on the [*] . Manufacturer will bear and be responsible for [*] that Manufacturer may incur in connection with a [*] for such [*] with respect to the [*] . Asyst will reimburse Manufacturer for [*] of such [*] [*] up to a maximum amount of [*] that are actually incurred and expended by Manufacturer during the [*] , which is currently contemplated to commence on the [*] and end no later than [*]. Asyst will reimburse Manufacturer for such [*] [*] as follows: (i) Asyst will pay Manufacturer an initial payment of up to [*] of [*] [*] , which are actually [*] , within [*] days after the date of completion of the [*] provided, however, that Manufacturer has issued to Asyst an invoice for such [*] [*] and provided all appropriate documentation to Asyst that supports such [*] , and (ii) Asyst will pay Manufacturer a second payment of up to [*] for additional [*] [*] , which are actually [*] , through a [*] by Manufacturer to the [*] to the Products that are set forth in Section [*] , until such [*] has been fully recovered by Manufacturer. Manufacturer will provide documentation that is reasonably acceptable to Asyst and details all [*] [*] which have been actually [*] . Within [*] days after the end of the [*] , an [*] will be conducted to determine the net difference between the [*] of the [*] [*] and the related [*] from Asyst through the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      19.

[*] by Asyst and the benefit of the [*] . If Manufacturer's total [*] [*] are less than the [*] received from Asyst, then Manufacturer will immediately [*] Asyst the [*] , and [*] under this Section [*].

               10.8 Asyst acknowledges that the [*] noted in Section [*] do not include certain [*] of up to [*] that may be required [*] during the [*] to the [*] described in Section [*] if any [*] [*] that pertains to Asyst's [*] is [*] . If such [*] are required to be [*] by [*] during the [*] solely as a result of an Asyst requirement to [*] from Asyst's existing [*] to Manufacturer's [*] prior to the expiration of any [*] that is required to be given by Manufacturer under the [*] to [*] of Asyst described in Section [*] , then [*] will be [*] for such [*] provided, however, that Manufacturer has fully complied with any reasonable request made by Asyst to Manufacturer to require Manufacturer to [*] to such [*] of the [*] of the [*] from [*] to [*] .

               10.9 Additionally, the Parties acknowledge that [*] may be [*] to [*] to ensure their [*] with Manufacturer after the [*] . Manufacturer will advise Asyst of [*] intent to provide any such [*] and provide to Asyst complete details of the [*] and the [*] . Asyst will review any such requests for a [*] , and approve such [*] when and where warranted. Asyst will make a [*] to [*] for [*] of those [*] that have been [*] by Asyst and [*] up to an maximum limit of [*].

               10.10 If, during the term of this Agreement, Manufacturer sells or offers to sell any products which are comparable or similar in all material respects to the Products to any other third party under terms and conditions, when taken as a whole, provide more favorable financial terms than those offered to Asyst hereunder, then Manufacturer shall immediately notify Asyst in writing, and Manufacturer shall immediately adjust the financial terms (including price), from the date on which such more favorable third party offer or sale was made available by Manufacturer, to reflect the same more favorable financial terms for all purchases of Products made by Asyst or any Asyst affiliate or subsidiary after the date of such third party offer or sale, currently in process or placed by Asyst or any Asyst affiliate or subsidiary for delivery in the future.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      20.

        11.    Warranty

               11.1 Manufacturer represents and warrants that the Products shall be free from defects in workmanship and materials and will conform in all respects to the Specifications for a period of [*] months after the date of their shipment to a customer of either Asyst or an affiliate or subsidiary of Asyst. The procedures that Manufacturer and Asyst will follow for repair and refurbishment are set forth in Attachment H ("Repair and Refurbishment Procedures"). Asyst may return defective Products to the same Manufacturer facility from which such Products were originally shipped.

               11.2 In the event of field failure of a Product during the warranty period, the Parties shall immediately work together to conduct a Product failure analysis. The purpose of the analysis is to identify the nature of the failure and determine whether it results from components, the manufacturing process or the Specifications. Manufacturer shall create and provide to Asyst, upon reasonable request, a written Product failure analysis report that documents the Parties' findings. If the Parties disagree on any specific aspect of the cause of a failure, Manufacturer shall document each of the positions of the Parties in the Product failure analysis report. The Party responsible for the defect shall, at its own expense, be responsible to correct any such defect. Any cost that Manufacturer incurs in the performance of its warranty responsibilities for the Products shall not be included in any amounts billed to Asyst or any Asyst affiliate or subsidiary for the Products.

               11.3 Manufacturer represents and warrants that (i) it has the right to enter into this Agreement; (ii) there are no prior commitments or other obligations that prevent Manufacturer and its affiliates and subsidiaries from fully performing all obligations under this Agreement; (iii) the services to be provided by Manufacturer and its affiliates and subsidiaries in connection with the manufacture and sale of Products to Asyst and Asyst's affiliates and subsidiaries shall be performed in a professional and workmanlike manner by competent and qualified personnel; (iv) Asyst and Asyst's affiliates and subsidiaries will receive good and marketable title to each Product free from liens, claims or encumbrances of any nature; (v) the Products will be free of all toxic chemicals except to the extent that such use is explicitly set forth in the Specifications for the Products; and (vi) the compliance by Manufacturer and its affiliates and subsidiaries with the terms and conditions of this Agreement will not violate any federal, state or local laws, regulations or ordinances or any third party agreements.

               11.4 In the event that any Product manufactured shall not be in conformity with the foregoing warranties, Manufacturer shall, at Manufacturer's sole expense, replace, repair or correct the nonconformity in such Product or, if such actions are not commercially practicable, then credit or refund, the purchase price paid under this Agreement for such Product. Asyst agrees to pay a reasonable screening fee and actually incurred transportation charges for assemblies submitted for warranty work that are not packed appropriately, do not duplicate the alleged failure when tested by Manufacturer (i.e., no trouble found charges), or are to be tested against a later version of test software provided by Asyst, if any, than was used at the time of manufacture.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      21.

               11.5 Manufacturer shall have no liability or responsibility for any costs, losses or damages actually incurred due to defective or failed Product claims to the extent that the claims are caused by: (i) the Manufacturer's compliance with Asyst's supplied Specifications, (ii) inadequate operating environment, accident, disaster, neglect, abuse or misuse, (iii) design flaws or design parameters exceeding or violating component specifications of Asyst, (iv) environmental factors beyond the reasonable control of Manufacturer or its affiliates or subsidiaries after shipment from Manufacturer, (v) follow-on handling, processing, or manufacturing of the Products by a party other than Manufacturer or its affiliates, subsidiaries, employees, agents or subcontractors after shipment of the Product from Manufacturer, (vi) repair, attempted repair, modification, or alteration of the Product by a party other than Manufacturer or its affiliates, subsidiaries, employees, agents or subcontractors, and (vii) electrostatic discharge damage which is not caused by Manufacturer or its affiliates, subsidiaries, employees, agents or subcontractors.

               11.6 Manufacturer make NO WARRANTY as to any software that is supplied for use in the manufacture of the Products. Any such software is supplied on an "AS IS" basis. Manufacturer and Asyst make NO WARRANTY as to any prototypes or pre-production units provided to the other.

               11.7 Manufacturer provides NO WARRANTY that the Products are fit for the life support market or to be used in life support systems, critical care applications, human implantation, commercial aviation, nuclear facilities or systems or any other applications where product failure could reasonably be expected to lead to injury to persons, loss of life, or catastrophic property damage.

               11.8 THE WARRANTIES CONTAINED IN SECTIONS 11, 12.4, 14.3 AND ATTACHMENT D ("EQUIPMENT LOAN AGREEMENT") ARE IN LIEU OF, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS AND THE OTHER PARTY HEREBY WAIVES, ANY AND ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY OR ARISING BY COURSE OF DEALING OR PERFORMANCE, CUSTOM, USAGE IN THE TRADE OR OTHERWISE, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE, NONINFRINGEMENT OF THIRD PARTY RIGHTS, AND FITNESS FOR A PARTICULAR USE.

               11.9 [*] will be responsible for and provide to Asyst the [*] of [*] obtained from its [*] or other [*] for all [*] and services included in or furnished for the Products. To the extent not prohibited by confidentiality provisions, [*] shall provide, upon request by Asyst, all relevant information regarding the third party, scope and terms of all such [*] . [*] shall not negotiate the [*] of a [*] or [*] to the detriment of Asyst, without the prior written consent of Asyst. [*] also hereby grants the right to Asyst to enforce the [*] which are received by [*] from other parties for those components or raw materials included in the Products that are supplied to Asyst under this Agreement if [*] fails to do so in a prompt and reasonable manner. Furthermore,


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      22.

wherever possible, [*] shall pass through to Asyst the benefit of all indemnification coverages obtained from any applicable component vendors.

        12.    Intellectual Property/Trademarks

               12.1 "INTELLECTUAL PROPERTY RIGHTS" means all copyrights (including the exclusive right to reproduce, prepare derivative works, distribute, publicly display and publicly perform), patent rights (including patent applications), trade names, trademarks, service names, service marks, trade dress, mask-work rights, trade secrets, moral rights, author's rights, right of publicity, contract and licensing rights, rights in packaging, goodwill, industrial rights and other intellectual property rights as may exist now or hereafter come into existence and all renewals and extensions thereof, regardless of whether any of such rights arise under the laws of the United States of America and of every other state, country or jurisdiction throughout the world.

               12.2 Excepting any of the pre-existing Intellectual Property Rights of Manufacturer, and any Intellectual Property Rights or manufacturing or assembly processes that are independently developed by Manufacturer at any time without access to or use of any Intellectual Property Rights of Asyst, which shall be the sole Intellectual Property Rights of Manufacturer, Asyst shall own and Manufacturer hereby assigns and agrees to assign to Asyst, and cause its employees, agents and subcontractors to assign to Asyst, every invention (whether or not patentable), know-how, copyrightable material or information conceived, developed or reduced to practice or tangible form by Manufacturer in the performance of this Agreement relating to Products or otherwise incorporated into the Products that are paid for by Asyst ("DEVELOPMENTS") and all Intellectual Property Rights therein. To the extent that the Developments and any Intellectual Property Rights thereto cannot be assigned this Agreement, Manufacturer hereby grants Asyst a non-exclusive, irrevocable, worldwide, fully paid-up, royalty-free license to use, copy, modify, perform, display, distribute, sell, offer to sell, import and make derivative works of such Developments and the Intellectual Property Rights thereto,and to sublicense others to do any or all of the foregoing.

               12.3 Subject to the terms and conditions of this Agreement, during the term of this Agreement Asyst grants Manufacturer a non-exclusive, worldwide, non-transferable, limited right and license under Asyst's Intellectual Property Rights to use the Developments solely in connection with the manufacture of Products for distribution to Asyst and Asyst's affiliates and subsidiaries under this Agreement. Manufacturer agrees to not decompile, disassemble, or otherwise reverse engineer any of the Developments or Asyst's Intellectual Property Rights thereto.

               12.4 Asyst represents and warrants to its knowledge that it owns or has the right to license to Manufacturer in accordance with the terms of this Agreement all proprietary rights in the information provided to Manufacturer in order to permit Manufacturer to manufacture the Products, and that Asyst has the unqualified right to make available to Manufacturer material and other information, including drawings, designs and Specifications. Additionally, Asyst represents and warrants to its knowledge that it owns or has the right to license to Manufacturer in accordance with the terms of this Agreement any software provided by Asyst to Manufacturer


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      23.

hereunder for use by Manufacturer in the manufacture and supply of Products to Asyst and Asyst's affiliates and subsidiaries. MANUFACTURER'S SOLE AND EXCLUSIVE REMEDY AND ASYST'S ENTIRE LIABILITY FOR ANY BREACH OF WARRANTY UNDER THIS
SECTION 12.4 IS SET FORTH IN SECTION 15.1.

               12.5 Subject to the terms and conditions of this Agreement, during the term of this Agreement Asyst hereby grants to Manufacturer a worldwide, non-exclusive, nontransferable, revocable, limited right and license, without the right to sublicense, to use and reproduce the software and any other documentation or information provided to Manufacturer solely for use in connection with the manufacture and supply of Products solely for distribution to Asyst and Asyst's affiliates and subsidiaries.

               12.6 Manufacturer will provide commercially reasonable assistance in the procurement and maintenance, for Asyst's benefit, of patent, copyright, trademark and other Intellectual Property Rights (excepting Manufacturer's Intellectual Property Rights) relating to the Developments in any and all countries. Manufacturer will place on the Products all patent or other markings of Asyst in a manner that Asyst directs in writing, including the placement of patent markings on the Products in accordance with Asyst's then-current processes and procedures. Manufacturer will execute patent, copyright, trademark or other similar applications and assignments that are provided by Asyst to Manufacturer in each country identified by Asyst, including those countries in which a Product to which the foregoing rights relate is distributed. Manufacturer will obtain for Asyst, as necessary, execution of any such applications or assignments from any employee who creates such Developments. If Asyst cannot secure Manufacturer's or its employees' signature to any lawful or necessary document, Manufacturer appoints Asyst and its duly authorized officers and agents as Manufacturer's attorney-in-fact for the sole purpose of executing and filing any such application, assignment or document and to do all other lawfully permitted acts to further the procurement and maintenance of patents, copyrights, trademarks and other proprietary rights with the same legal force and effect as if executed by Manufacturer or its employee.

               12.7 "TRADEMARKS" means Asyst's trademarks, trade names, service marks, service names and logos, if any, as listed in Attachment I (the "Trademarks"). Manufacturer shall reproduce any designated Trademarks on all Products manufactured under this Agreement solely in accordance with Asyst's instructions and policies concerning Asyst's desired use of such Trademarks.

                      12.7.1 Subject to the terms and conditions of this Agreement, during the term of this Agreement Asyst hereby grants to Manufacturer a worldwide, nonexclusive, nontransferable, revocable, limited right and license, without the right to sublicense, to use the Trademarks solely to place them on the Products and accompanying materials in accordance with Asyst's instructions and policies concerning Asyst's desired use of such Trademarks. Manufacturer shall use the Trademarks in a format and style approved by Asyst and shall not change the format, style or quality of the Trademarks without Asyst's prior written approval. Upon request, Manufacturer shall supply Asyst with samples of any materials distributed by


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      24.

Manufacturer which utilize or include the Trademarks; Asyst may, in its sole discretion, approve or disapprove of any such use.

                      12.7.2 Manufacturer shall do nothing inconsistent with Asyst's ownership rights in the Trademarks, and acknowledges and agrees that Asyst owns all rights in and to the Trademarks and all such use and goodwill associated with the Trademarks will inure to the benefit of Asyst. Manufacturer shall not attempt to register the Trademarks in any jurisdiction. Except as expressly provided herein, Manufacturer will not use any Trademark or any trademarks or trade names confusingly similar to any Trademark. Upon request by Asyst, Manufacturer will immediately cease or modify the use of the Trademarks in accordance with Asyst's directions. Manufacturer's obligations under this
Section 12.7.2 shall survive the expiration or earlier termination of this Agreement.

               12.8 Manufacturer shall immediately give notice and full details in writing to Asyst of: (a) any claims or objections that Manufacturer's use of the Trademarks, Product Technology or other intellectual property in connection with the manufacture of the Products may or will infringe the Intellectual Property Rights of a third person known by Manufacturer and (b) any and all infringement, threatened infringement, limitation, illegal use or misuse by any person, of the Trademarks, Product Technology or the Intellectual Property Rights embodied therein which comes to Manufacturer's knowledge. Manufacturer shall reasonably cooperate with Asyst in connection with the protection of the Trademarks and Intellectual Property Rights

        13.    Confidential Information

               13.1 For purposes of this Agreement, "CONFIDENTIAL INFORMATION" shall mean all information (i) identified in written or oral format by the disclosing Party as confidential, trade secret or proprietary information and, if disclosed orally, summarized in written format within thirty (30) days of disclosure, or (ii) the receiving Party knows or has reason to know is confidential, trade secret or proprietary information of the disclosing Party.

               13.2 Notwithstanding the foregoing, "CONFIDENTIAL INFORMATION" shall not include any information which the receiving Party can show: (i) is now or subsequently becomes legally and publicly available without breach of this Agreement by the receiving Party, (ii) was rightfully in the possession of the receiving Party without any obligation of confidentiality prior to receiving it from the disclosing Party, (iii) was rightfully obtained by the receiving Party from a source other than the disclosing Party without any obligation of confidentiality, or (iv) was developed by or for the receiving Party independently and without reference to such information that can be shown by documentary evidence. Each Party agrees not to use such Confidential Information except in its performance under this Agreement. In addition, the receiving Party shall treat and protect such information in the same manner as it treats its own information of like character, but with not less than reasonable care. The receiving Party agrees to take appropriate measures by instruction and written agreement prior to disclosure of Confidential Information to its employees and contractors to prevent unauthorized use or disclosure. Confidential Information must be returned by the receiving Party upon termination or expiration of this Agreement.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      25.

               13.3 Confidential Information may be disclosed to the extent necessary to comply with an order of an administrative agency or court of competent jurisdiction provided, however, that the Party so required to disclose Confidential Information shall provide prior written notice thereof to the other Party in sufficient time to enable that Party to seek a protective order or otherwise prevent such disclosure.

               13.4 In the event of a breach of any of the foregoing provisions, the receiving Party agrees that the harm suffered by the disclosing Party would not be compensable by monetary damages alone and, accordingly, that the disclosing Party shall, in addition to other available legal or equitable remedies, be entitled to an injunction against any unauthorized use or disclosure.

        14.    Compliance with Laws

               14.1 The Parties acknowledge that some of the Confidential Information which is furnished to Manufacturer by Asyst hereunder may be subject to U.S. Export Control Regulations and that Asyst has the obligation to obtain all necessary licenses that may be required by such Regulations for the export of any such technical data. Notwithstanding any other provisions herein, Neither Party will knowingly export, directly or indirectly, any Confidential Information or any products produced from such Confidential Information to any countries outside the United States of America in violation of any United States Export Laws or Regulations.

               14.2 The Parties shall comply with the United States Foreign Corrupt Practices Act in connection with all acts under this Agreement. Without limiting the generality of the foregoing, The Parties and its employees and agents shall not offer, pay, promise to pay, give or promise to give any money or anything of value, directly or through third parties, to any governmental official, political party, political official, candidate for political office or to any person, while knowing or having reason to know that all or a portion of such money or thing of value will be offered, paid, given or promised, directly or indirectly, for purposes of influencing any act or decision of the foregoing or inducing the foregoing to use his, her or its influence with a government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality.

        14.3 Manufacturer warrants that in the performance of work under this Agreement it has complied and will comply with all applicable national, federal, state and local laws, regulations and ordinances, now or hereafter enacted. Manufacturer warrants that in the performance of work under this Agreement it has and will comply with all national, federal, state and local laws, regulations and ordinances which regulate any material because it is radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment. Upon request, Manufacturer will supply to Asyst certificates certifying compliance with any of the aforementioned laws, regulations and ordinances as may be applicable to the Products that are to be produced by Manufacturer for supply to Asyst and Asyst's affiliates and subsidiaries.

        15.    Indemnification and Insurance



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      26.

               15.1 Asyst shall defend, at its expense, and hold Manufacturer and its affiliates, officers, directors, employees, assigns and successors harmless from and against any third party actions or claims, and pay all resulting losses, liabilities, damages, expenses and costs (which includes reasonable attorneys' fees incurred by Manufacturer in the enforcement of this indemnity against Asyst if Asyst fails to defend as required by this indemnity), for such actions and claims: (a) to the extent based on any third party action or claim alleging infringement of any Intellectual Property Rights of a third party by (i) the Products manufactured by Manufacturer in compliance with Asyst's Specifications and supplied by Manufacturer to Asyst or Asyst's affiliates or subsidiaries under this Agreement) or (ii) any Trademarks or Product Technology supplied by Asyst and included in or on the Products that are supplied by Manufacturer to Asyst or Asyst's affiliates or subsidiaries under this Agreement; and (b) for personal injury (including death) or property damage, to the extent such injury (including death) or damage was caused by any negligent, reckless or malicious act or omission of Asyst or its employees acting within the scope of their employment with Asyst, agents or subcontractors provided, however, that these indemnifications shall not apply to any claim of indemnification to the extent that Manufacturer is responsible under Section
15.2 and provided, further, that (x) Asyst is promptly informed in writing by Manufacturer and furnished with a copy of any notice regarding any such actions or claims;(y) Asyst is given the sole authority to defend or settle any such actions or claims, and (z) Manufacturer cooperates and provides all reasonable information and assistance (at Asyst's expense) which is necessary to defend or settle any such actions or claims.

               15.2 Manufacturer shall defend, at its expense, and hold Asyst and its affiliates, customers, officers, directors, employees, assigns and successors harmless from and against any third party actions or claims, and pay all resulting losses, liabilities, damages, expenses, and costs (which includes reasonable attorneys' fees incurred by Asyst in the enforcement of this indemnity against Manufacturer if Manufacturer fails to defend as required by this indemnity) (a) to the extent based upon any third party action or claim that Manufacturer's manufacturing process, process technology or methodology infringes or misappropriates any Intellectual Property Rights of a third party; or (b) based upon personal injury (including death) or property damage to the extent that such injury (including death) or damage was caused by any negligent, reckless or malicious act or omission of Manufacturer or its employees acting within the scope of their employment with Manufacturer, agents or subcontractors provided, however, that these indemnifications shall not apply to any claim of indemnification to the extent that Asyst is responsible under Section 15.1 and provided, further, that Asyst (x) gives Manufacturer prompt written notice of any such actions or claims made to Asyst in writing, (y) cooperates with Manufacturer, at Manufacturer's expense, in the defense of such actions or claims, and (z) gives Manufacturer the right to control the defense and settlement of any such actions or claims to the extent covered by the indemnification provided herein. Manufacturer shall not enter into any settlement that materially or adversely affects Asyst's rights or interests, without Asyst's prior written approval.

               15.3 Manufacturer shall obtain and maintain, at its own expense, during the term hereof, the following insurance against claims for injuries to persons, damages to properly or financial and non-financial loss in connection with the performance of the work/product hereunder by Manufacturer, its agents, representatives, employees or subcontractors, as follows:


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      27.

                      15.3.1 Insurance Services Office Commercial General Liability coverage (occurrence form CG000l or its equivalent);

                      15.3.2 Insurance Services Office form number CA 0001 (Ed. l/87) or its equivalent covering Automobile Liability, code 1 (any auto);

                      15.3.3 Worker's compensation insurance as required by the State of California or other jurisdiction where services are to be performed by Manufacturer with an Employer's liability limit of not less than [*] per occurrence and the provision of a waiver of subrogation for Asyst and Asyst's subcontractors;

                      15.3.4 Employer's Liability Insurance to the extent required at the place of manufacture in the United States (or other location where work is to be performed or completed);

                      15.3.5 Employee Theft policy covering loss of money, securities and other property with Asyst added as loss payee under this policy;

                      15.3.6 Errors and omissions liability insurance appropriate to the activities to be performed by Manufacturer under this Agreement; and

                      15.3.7 All Risks Property Insurance which covers (a) equipment (defined as any equipment owned, leased or used by Manufacturer and which may be used by Asyst and its subcontractors to perform work or provide services under this Agreement) and (b) "Manufacturer Property" (defined as property in the care, custody and/or control of Asyst and its subcontractors which is owned by Manufacturer, which includes Manufacturer materials in transit to and from Manufacturer facilities) which (a) provides coverage on a replacement cost basis, and (b) includes a waiver of subrogation for the benefit of Asyst and its subcontractors.

All such insurance shall have policy limits no less than:

                      15.3.8 General Liability: [*] per occurrence for bodily injury, personal injury and property damage. If Commercial General Liability Insurance or other form with a general aggregate limit is used, either the general aggregate limit shall apply separately to this project/location or the general aggregate limit shall be twice the required occurrence limit.

                      15.3.9 Automobile Liability: [*] per accident for bodily injury and property damage.

                      15.3.10 Employer's Liability: [*] per accident for bodily injury or disease.

               15.4 Manufacturer will maintain insurance on the Products while in Manufacturer's custody for full replacement cost, and in no event an amount less than the purchase price charged to Asyst for such Products.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      28.

               15.5 The general liability, errors and omissions and automobile liability policies in Sections 15.3 and 15.4 shall contain, or be endorsed to contain, the following provisions:

                      15.5.1 Asyst, its officers, directors, agents and employees are covered as additional insured as respects: liability arising out of activities performed by or on behalf of Manufacturer; premises owned, occupied or used by the Manufacturer; or automobiles owned, leased, hired or borrowed by Manufacturer or [*] for [*] for Asyst and Asyst's affiliates and subsidiaries.

                      15.5.2 [*] shall be [*] as respects Asyst, its officers, directors, agents and employees. Any [*] maintained by Asyst, its officers, directors, agents or employees is in excess of [*].

               15.6 [*] shall use commercially reasonable efforts to cause its [*] to endorse each [*] in Sections [*] and [*] to state that [*] shall not be suspended, voided, canceled, reduced in coverage or in limits except after [*] prior written notice to Asyst by certified mail, return receipt requested.

               15.7 The insurance in Sections 15.3 and 15.4 shall be placed by Manufacturer with insurers with a current A.M. Best's rating [*], unless otherwise accepted by Asyst in writing. [*] shall provide [*], effecting the coverages required hereunder, signed by a person authorized by that insurer to bind coverage on its behalf in a form reasonably satisfactory to Asyst. All such [*] shall be provided to Asyst for approval before commencement of performance hereunder. Manufacturer shall include all [*] as [*] under its policies or shall furnish [*] and [*] for each [*]. All coverage for [*] is subject to all of the requirements above.

               15.8 Asyst shall obtain and maintain, at its own expense, during the Transition Period Insurance Services Office Commercial General Liability coverage (occurrence form CG000l or its equivalent) against claims for bodily injury to persons (including death), damages to property to the extent caused by any act or omission of Asyst in connection with work that is performed by Manufacturer on Asyst's premises. Such insurance shall have policy limits no less than:

                      15.8.1 General Liability: [*] per occurrence for bodily injury, personal injury and property damage. If Commercial General Liability Insurance or other form with a general aggregate limit is used, either the general aggregate limit shall apply separately to this project/location or the general aggregate limit shall be twice the required occurrence limit;

                      15.8.2 Business Auto Insurance covering the ownership, maintenance or use of any owned or non-owned hired automobile with a limit of not less than [*] per occurrence/annual aggregate for bodily injury, including death and property damage liability;


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      29.

                      15.8.3 Worker's compensation insurance as required by the State of California or other jurisdiction where services are to be performed by Asyst with an Employer's liability limit of not less than [*] per occurrence and the provision of a waiver of subrogation for Manufacturer or Manufacturer's subcontractors;

                      15.8.4 Employee Theft policy covering loss of money, securities and other property with Solectron Corporation added as loss payee under this policy;

                      15.8.5 Errors and omissions liability insurance appropriate to the Asyst's activities in connection with Product development, manufacturing and installation; and

                      15.8.6 All Risks Property Insurance which covers (a) equipment (defined as any equipment owned, leased or used by Asyst and which may be used by Solectron Corporation and its subcontractors to perform work or provide services under this Agreement) and (b) "Asyst Property" (defined as property in the care, custody and/or control of Solectron Corporation and its subcontractors which is owned by Asyst, which includes Asyst materials in transit to and from Asyst facilities) which (a) provides coverage on a replacement cost basis, and (b) includes a waiver of subrogation for the benefit of Manufacturer and its subcontractors.

               15.9   The general liability and auto liability policies in
Section 15.8 shall contain, or be endorsed to contain, provisions that state Solectron Corporation, its officers, directors, agents and employees are covered as additional insured as respects any liability arising out of or resulting from activities performed by Asyst during the Transition Period to enable Solectron Corporation to manufacture Products at Asyst's manufacturing facility.

               15.10 [*] shall use commercially reasonable efforts to cause its [*] to [*] each insurance policy in [*] to state that coverage shall not be suspended, voided, canceled, reduced in coverage or in limits [*] prior written notice to [*] by certified mail, return receipt requested.

               15.11 The insurance in [*] shall be placed by Asyst with insurers with a current A.M. Best's rating of [*], unless otherwise accepted by Manufacturer in writing. [*] shall provide a [*] evidencing the coverages required hereunder are in full force and effect, signed by a person authorized by that insurer. Asyst shall include all [*] to [*] as insureds under its policies or shall furnish separate certificates and endorsements for each [*]. All coverage for [*] is subject to all of the requirements above.

               15.12  [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      30.

[*]

               15.13 The existence and effect of the insurance policies set forth in Sections 15.3, 15.4, 15.5, 15.6 and 15.7 shall not serve as a limitation on Manufacturer's potential liability to Asyst and its employees, agents and subcontractors under this Agreement or otherwise. The existence and effect of the insurance policies set forth in Sections 15.8, 15.9, 15.10 and
15.11 shall not serve as a limitation on Asyst's potential liability to Manufacturer and its employees, agents and subcontractors under this Agreement or otherwise.

        16.    Limitations of Liability

               16.1 EXCEPT FOR BREACHES OR VIOLATIONS OF SECTIONS 2, 12 AND 13, OR INDEMNITY LIABILITIES ARISING UNDER SECTION 15, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES INCLUDING LOSS OF USE, REVENUES OR PROFITS, INTERRUPTION OF BUSINESS OR CLAIMS AGAINST EITHER PARTY OR ITS CUSTOMERS BY ANY THIRD PARTY, WHETHER SUCH CLAIM IS BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, EVEN IF THE PARTY IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

               16.2 EXCEPT FOR [*] OR [*] OF SECTIONS , [*], [*] AND [*], OR [*] ARISING UNDER SECTION [*], OR ANY [*] OR [*], IN NO EVENT WILL EITHER PARTY'S [*] UNDER THIS AGREEMENT FOR ALL CLAIMS, OF WHATEVER NATURE, EXCEED THE GREATER OF (A) THE [*] PAID BY ASYST TO MANUFACTURER OR (B) [*]. THIS LIMITATION IS [*] FOR ALL CLAIMS HOWSOEVER ARISING WITHIN A [*] PERIOD, AND THIS LIMITATION SHALL APPLY EVEN IF THE REMEDIES PROVIDED IN THIS AGREEMENT SHALL FAIL OF THEIR ESSENTIAL PURPOSE.

               16.3 MANUFACTURER WILL MANUFACTURE THE PRODUCTS IN CONFORMANCE WITH THE SPECIFICATIONS PROVIDED BY ASYST. MANUFACTURER SHALL NOT BE LIABLE FOR NOR ENSURE THE TECHNICAL ADEQUACY OF THE DESIGN OF THE PRODUCTS; NOR SHALL MANUFACTURER BE LIABLE FOR THE SAFETY OR REGULATORY COMPLIANCE OF THE DESIGN OF THE PRODUCTS WITH ANY APPLICABLE STANDARDS. SHOULD THE DESIGN FOR THE PRODUCTS FAIL TO MEET THE APPLICABLE APPROVALS, STANDARDS OR REGULATIONS ("THE QUALIFICATIONS"), MANUFACTURER MAY TEMPORARILY


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      31.

CEASE PRODUCTION UNTIL MANUFACTURER IMPLEMENTS REQUIRED CHANGES TO THE DESIGN OF THE PRODUCTS TO ENSURE THAT APPLICABLE QUALIFICATIONS ARE MET. ASYST IS RESPONSIBLE FOR OBTAINING ALL REQUIRED APPROVALS RELATIVE TO ANY CHANGES REQUIRED TO THE DESIGN OF THE PRODUCTS AND WILL BE RESPONSIBLE FOR ALL COSTS THAT ASYST INCURS THAT ARE ATTRIBUTABLE TO SUCH REQUIREMENTS.

        17.    Term and Termination

               17.1 This Agreement becomes effective on the Effective Date and, unless terminated sooner in accordance with Section 17.2, 17.3, 17.4, 17.5 or 17.6, shall remain in effect for a period of [*] thereafter. The term of this Agreement will automatically renew for successive one [*] periods unless either Party provides written notice to the other Party [*] prior to the end of the then-current term of this Agreement of its intent not to renew the Agreement.

               17.2 A Party may terminate immediately this Agreement if the other Party is in material default of any obligation hereunder and has not cured such default within [*] days after written notice thereof by the non-defaulting Party, or provided an acceptable plan that has been approved in writing by the other Party to cure such default within an acceptable period of time.

               17.3 A Party may terminate this Agreement upon [*] days written notice if the other Party is (i) the subject of a petition for relief under any bankruptcy, insolvency, or debtor's relief law (which for an involuntary petition is not dismissed within [*] days), (ii) is liquidated or dissolved,
(iii) makes an assignment for the benefit of creditors, or (iv) has a receiver appointed for all or a substantial portion of its assets.

               17.4 Asyst may terminate immediately this Agreement upon written notice to Manufacturer if Manufacturer is the subject of any: (i) a consolidation or merger of Manufacturer with or into another entity or other reorganization, in which the holders of Manufacturer's voting interests immediately before such consolidation, merger, or reorganization do not immediately after such consolidation, merger, or reorganization retain a majority of the voting interests of the surviving entity or a majority of the voting interests of an entity that owns or controls, directly or indirectly, the surviving entity; (ii) purchase or acquisition by an acquiring party or group in one or more of a series of related transactions of a controlling interest in Manufacturer; or (iii) sale of all or substantially all of Manufacturer's assets that apply to this Agreement (each individually a "CHANGE IN CONTROL").

               17.5 Asyst may terminate immediately this Agreement upon written notice to Manufacturer if Manufacturer fails to provide Products to Asyst due to a force majeure event that continues for [*] days.

               17.6 If (i) Asyst does not purchase Products from Manufacturer in an aggregate amount of [*] during any preceding [*] period (the "MINIMUM VOLUME") and (ii) Manufacturer informs Asyst in writing pursuant to Section 19.2 of the existence and amount of a shortfall in such Minimum Volume within [*] days after such applicable [*] period, then Manufacturer may


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      32.

terminate this Agreement upon [*] days written notice to Asyst provided, however, that Manufacturer will not exercise this right of termination if Asyst purchases Products from Manufacturer in the amount of any shortfall in such Minimum Volume within [*] days after the date on which Manufacturer notifies Asyst in writing of such shortfall.

               17.7 Asyst shall not be liable to Manufacturer for any damages, liabilities, costs, or expenses that result solely from the expiration or earlier termination of this Agreement as permitted by its terms. In addition, Manufacturer shall not be entitled to any compensation, damages or payments in respect to goodwill that has been established or for any damages on account of prospective or anticipated profits, and shall not be entitled to reimbursement in any amount for any unused capacity, training, advertising, or market development, due solely to the expiration or earlier termination of this Agreement.

               17.8 Except in the event of a termination of this Agreement by Manufacturer pursuant to Section 17.2 or 17.3, the expiration or earlier termination of this Agreement shall not affect or impair the rights and obligations of either Party under any purchase orders outstanding prior to such termination or expiration. The expiration or earlier termination of the Agreement shall not relieve any Party of any other obligation or liability accrued hereunder or thereunder prior to such expiration or earlier termination. Upon the effective date of the expiration or earlier termination of this Agreement, Manufacturer shall take the following actions as soon as commercially practicable upon being requested in writing to do so by Asyst: (i) return all equipment and test tools loaned from Asyst; (ii) return all copies of Asyst supplied documentation, Confidential Information and software; and (iii) discontinue immediately the use of any and all Asyst Intellectual Property Rights that has been licensed under this Agreement to Manufacturer. Upon written request by Asyst, Manufacturer shall provide promptly to Asyst a written certification from an officer of Manufacturer as to its compliance with the foregoing provisions.

               17.9 The rights and obligations of the Parties contained in those parts of this Agreement that by their nature transcend the expiration or earlier termination of this Agreement shall survive and continue after such expiration or earlier termination and shall bind the Parties and their respective permitted successors and assigns. Specifically, the provisions of Sections 4 (Excess Material), 5 (Payment Terms and Audit Rights), 10 (Pricing, Transition Payments and Cost Reductions) to the extent applicable, 11 (Warranty), 12 (Intellectual Property/Trademarks) (excluding 12.3, 12.5, and 12.7.1), 13 (Confidential Information), 15 (Indemnification and Insurance) (excluding 15.3 through 15.11), 16 (Limitations of Liability), 17.7, 17.8, 17.9, 19 (Miscellaneous) shall survive and continue after the effective date of the expiration or termination of this Agreement and shall bind the Parties and their respective permitted successors and assigns.

        18.    Exclusivity for Products

               18.1 Subject to the terms of Section 18.2, during the term of this Agreement, Asyst shall purchase [*] of its requirements for Products from Manufacturer, unless Manufacturer


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      33.

waives such obligation or is unable to fulfill in all respects Asyst's requirements under this Agreement for Products.

               18.2   Reservations

                      (a) The Parties acknowledge and agree that Asyst's obligations set forth in Section 18.1 [*]:

                             (i)    [*] other than those Products that are in
the process of being [*] by Asyst as of the [*] and are specifically identified on [*];

                             (ii)   [*] that are [*] by parties other than
Manufacturer, and [*] by Asyst or any of Asyst's affiliates or subsidiaries within the Transition Period;

                             (iii)  [*] that are [*] by parties other than
Manufacturer, and [*] by Asyst or any of Asyst's affiliates or subsidiaries at any time during the [*] period before the effective date of expiration or earlier termination of this Agreement;

                             (iv)   any [*] activities performed by Asyst or any
of Asyst's affiliates or subsidiaries for the Products after completion of final assembly and test processes by Manufacturer;

                             (v)    any [*] of components or other materials
made by Asyst or any of Asyst's affiliates that are (1) [*] to Manufacturer for use or inclusion in the Products, or (2) [*] in connection with the [*] of any service or support obligations in connection with the Products; and

                             (vi)   any [*] or [*] products that are developed
based on the Products identified on [*].

                      (b) Asyst's obligations set forth above in Section 18.1 are expressly conditioned upon the requirements set forth below in this Section 18.2(b). If Manufacturer fails to meet any of these requirements, Asyst shall be entitled to purchase the affected Products thereafter from any other Party, and Asyst shall have no further obligations under Section 18.1 for the remainder of the term of this Agreement.

                             (i)    Manufacturer manufactures and delivers to
Asyst Products that conform to Specifications, and meet all of the quality standards imposed under this Agreement;

                             (ii)   The [*] offered and provided by Manufacturer
to Asyst under this Agreement for the Products remains [*] with [*] that is offered by any [*] to Asyst for any Product family;


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      34.

                             (iii)  Manufacturer fulfills and delivers in a
timely manner to Asyst substantially all of the Products ordered under purchase orders that are submitted by Asyst within established leadtimes for the Products;

                             (iv)   Manufacturer fulfills its warranty, quality
and support obligations to Asyst for the Products that Asyst acquires; and

                             (v)    Manufacturer's achievement of the quality
objectives described in Section 9.11 for each of the Products is not less than [*] of Asyst's actual achievement of such objectives during the [*]-month and [*]-month periods immediately preceding the Effective Date.

                      (c) Asyst's obligations set forth in Section 18.1 are also expressly conditioned upon the requirements set forth below in this Section 18.2(c). If Manufacturer fails to meet any of these requirements, then Asyst shall be entitled to purchase thereafter any or all of the Products from any other Party, and Asyst shall have no further obligations under this Section 18.1 for the remainder of the term of this Agreement;

                             (i)    Manufacturer is not in material default of
any obligation under this Agreement that is not described in Section 18.2(b);

                             (ii)   Manufacturer is not the subject of a
petition for relief under any bankruptcy, insolvency, or debtor's relief law, and is not liquidated or dissolved, and does not make an assignment for the benefit of creditors, and does not have a receiver appointed for all or a substantial portion of Manufacturer's assets;

                             (iii)  Manufacturer is not the subject of any
Change in Control event;

                             (iv)   Manufacturer is not the subject of a force
majeure event, as described in Section 19.5, which results in a failure by Manufacturer to supply Products in accordance with Asyst's requested delivery dates or any warranty services for Products; and

                             (v)    Manufacturer and Asyst reach agreement on
and amend in writing this Agreement to reflect the procedures and terms and conditions that will apply to out of warranty service for the Products that is to be performed by Manufacturer, including (1) the maintenance and delivery of spare parts by Manufacturer to Asyst and Asyst's affiliates and subsidiaries,
(2) the quantities of spare parts to be produced and maintained by Manufacturer,
(3) the pricing for out of warranty service such spares, applicable service levels, (4) the warranty period for such spare parts, and (5) the delivery logistics for spares, within a period of [*] days after the Effective Date provided, however, that such period may be temporarily extended upon mutual written agreement of the Parties.

               18.3 Notwithstanding anything to the contrary, Manufacturer acknowledges and agrees that Asyst is not required to purchase any minimum quantities or units of Products. The preceding sentence shall, however, not affect any commitments for purchases of Products made by Asyst under any binding purchase orders that have been issued pursuant to Section 3.1.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      35.

Manufacturer further acknowledges and agrees that Asyst does not make any representations or warranties as to the future success of the Products, or as to the volume of any purchases that may be made under this Agreement.

        19.    Miscellaneous

               19.1 Assignment. Neither Party shall delegate, assign or transfer its rights or obligations under this Agreement, whether in whole or in part, without the written consent of the other Party, which consent may or may not be given. Notwithstanding the foregoing, Asyst may delegate, assign or transfer its rights or obligations under this Agreement, in whole or part, to
(a) any affiliate or subsidiary of Asyst that meets the reasonable credit requirements of Manufacturer, or (b) in connection with a Change in Control transaction that (i) involves Asyst or an affiliate of Asyst and a successor entity that meets the reasonable credit requirements of Manufacturer, and (ii) does not involve a direct competitor to Manufacturer. Any attempted delegation, assignment or transfer in violation of the foregoing provisions shall be null and void. The Agreement shall be binding on the Parties and their respective permitted successors and assigns.

               19.2 Notices. All notices, requests, demands, and other communications provided for herein shall be in writing and in English and sent by registered or certified mail, postage prepaid, to the receiving Party as set forth part in this Agreement or to any other address that the receiving Party may have provided to the sending Party in writing. When feasible, any such notice, request, demand or other communication shall also be transmitted by facsimile as follows or to such other facsimile number as provided by the receiving Party in writing. Written notices to shall be sent to:

        For Manufacturer:                       For Asyst:
        Solectron Corporation                   Asyst Technologies, Inc.
        Attn: Corporate Legal Department        Attn: Senior Vice President,
        Bldg. 5, 847 Gibraltar Drive                  Manufacturing
        Milpitas, California 95035              48761 Kato Road
        Fax: (408) 945-7101                     Fremont, California 94538
                                                Fax: (510) 661-5665

        With a copy sent to:                    With a copy sent to:
        Solectron Corporation                   Asyst Technologies, Inc.
        Attn: Contracts Coordinator             Attn: Legal Department
        Bldg. 5, 847 Gibraltar Drive            48761 Kato Road
        Milpitas, California 95035              Fremont, California 94538
                                                Fax: (510) 661-5665

                      Any notice, request, demand or other communication sent by facsimile will be deemed to have been received on the day it is sent. Any notice, request, demand or other communication sent by registered or certified mail will be deemed to have been received on the third (3rd) business day after its date of posting, unless such it is sent by facsimile prior to such third
(3rd) business day.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      36.

               19.3 Independent Contractors. The Parties to this Agreement are independent contractors, and no agency, partnership, joint venture or employee-employer relationship is intended or created by this Agreement. Neither Party has the authority to contract for or bind the other in any manner whatsoever. This agreement confers no rights upon either Party except those rights expressly granted herein.

               19.4 Governing Law; Venue. This Agreement shall be construed in accordance with and all disputes hereunder shall be governed by the laws of the State of California excluding any choice of law provisions that would result in the application of the laws of some other state. The Superior Court of Santa Clara County and/or the United States District Court for the Northern District of California shall have exclusive jurisdiction and venue over all controversies in connection herewith. The United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

               19.5 Force Majeure. Neither Party shall be liable for any failure or delay in its performance under this Agreement due to acts of God, acts of civil or military authority, fires, floods, earthquakes, riots, wars, terrorism or any other cause beyond the reasonable control of the delayed Party provided that the delayed Party: (i) gives the other Party written notice of such cause immediately upon discovery of the event; and (ii) uses its reasonable efforts to remedy such delay in its performance.

               19.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. If this Agreement is executed in counterparts, no signatory hereto shall be bound until both Parties named below have duly executed or caused to be executed a counterpart of this Agreement.

               19.7 Severability. The provisions of this Agreement are declared to be severable. In the event that any provision contained in this Agreement shall be held to be unenforceable or invalid, the remaining provisions shall be given full effect, and the Parties agree to negotiate, in good faith, a substitute valid provision which most nearly approximates the Parties' intent.

               19.8. Waiver. Any express waiver or failure to exercise promptly any right under this Agreement will not constitute a continuing waiver or any expectation on non-enforcement.

               19.9 Construction. The headings and titles of this Agreement are for convenience only and will not in any way affect the interpretation of any section or of the Agreement itself. As used in this Agreement, the word "including" means "including but not limited to." Each Party represents that it has had an opportunity to participate in the preparation of this Agreement, and any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in connection with the construction or interpretation of this Agreement. For the purposes of this Agreement, the word `will" shall be equivalent to "shall," both of which describe an act or forebearance which is mandatory under


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      37.

this Agreement. The word "may" describes an act or forebearance which is optional under this Agreement. The meaning for those words that are highlighted in bold print within quotation marks ("") within this Agreement or otherwise set forth in Attachment Q ("Defined Terms") shall have the same meaning when used elsewhere within this Agreement.

               19.10 Attorney's Fees. In the event of litigation arising out of this Agreement or its enforcement by either Party, the prevailing Party shall be entitled to recover as part of any judgement, reasonable attorney's fees and court costs.

               19.11 Publicity. Neither Party shall publicize or disclose the existence of the relationship of the Parties arising out of or the terms and conditions of this Agreement to anyone other than its attorneys, lenders or other professional advisors that are bound by confidentiality obligations, except (a) pursuant to a mutually approved press release or as otherwise approved by the other Party in writing; (b) in connection with a contemplated financing, public offering or acquisition of such Party (provided that any third party to whom the terms of this Agreement are to be disclosed signs a confidentiality agreement reasonably satisfactory to the other Party hereto before such disclosure is made); and (c) as may be required by law or legal process (provided that the Party required to make such disclosure cooperates with the other Party in seeking confidential treatment or otherwise seeking to limit or contest such mandatory disclosure in any lawful manner). Manufacturer hereby expressly consents to (i) the issuance of an initial press release by Asyst that acknowledges the existence and nature of and certain terms of this Agreement subject to Manufacturer's right of prior review and approval of the content of such press release, which approval will not be unreasonably withheld, delayed or conditioned by Manufacturer, and (ii) the public disclosure by Asyst and Asyst's affiliates and subsidiaries to third parties of the existence and broad terms of this Agreement provided that, unless otherwise agreed in writing by the Parties, such disclosures are limited in scope to the existence and nature of this Agreement, the Agreement's [*]-year term, and the specific production facilities of Manufacturing that are to be used after the Transition Period.

               19.12  Affiliates

                      19.12.1 Solectron Corporation shall be jointly and severally liable for all activites conducted under this Agreement by its subsidiaries and affiliates, which includes Solectron Technology Singapore Ltd., Solectron Technology Sdn Bhd, Solectron Netherlands BV and any other Offshore Business Headquarters.

                      19.12.2 The affiliates and subsidiaries of Asyst shall have the right to issue purchase orders to Manufacturer for the fulfillment of Products under this Agreement. Upon receipt thereof, Manufacturer shall fulfill such purchase orders under the same procurement terms and conditions of this Agreement as if each such purchaser has submitted such purchase orders in the name of Asyst. Manufacturer shall invoice and look to such affiliates and subsidiaries for payment for any such purchases. All purchases made by any such affiliates and subsidiaries of Asyst shall be aggregated for the purpose of determining pricing for Products under this Agreement.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      38.

                      19.12.3 Asyst shall be jointly and severally liable for all activities conducted under this Agreement by such subsidiaries and affiliates. If any such affiliates or subsidiaries of Asyst fail to pay any amount due on a timely basis, Manufacturer shall notify Asyst in writing and Asyst will be responsible for payment of such amount due.

               19.13 Order of Precedence. The base terms of this Agreement and the Attachments will be construed and interpreted together to accomplish the intended purposes of this Agreement. In the event of a conflict or inconsistency between the base provisions of this Agreement and those of the Attachments, the base provisions of this Agreement shall prevail and govern over those provisions in any Attachments. Notwithstanding the foregoing, the pricing methodologies set forth in Attachment G ("Pricing Schedule") shall prevail and govern over any inconsistent pricing methodologies in the base terms of this Agreement if they yield a lower purchase cost to Asyst for Products that may be purchased under this Agreement.

               19.14 Third Party Beneficiaries. Unless otherwise expressly provided, no provisions of this Agreement are intended or shall be construed to confer upon or give to any person or entity other than Asyst and Asyst's affiliates and subsidiaries any rights, remedies or other benefits under or by reason of this Agreement.

               19.15 Modification. No alteration, amendment or modification to any term and condition of this Agreement shall be valid or binding on either Party unless the same shall have been mutually assented to in writing by both Parties.

        20.    Dispute Resolution

               20.1 In the spirit of continued cooperation, the Parties intend to and hereby establish the following dispute resolution procedure to be utilized in the unlikely event a dispute should arise out of or concerning the performance of this Agreement.

               20.2 Subject to the provisions of Section 20.4, it is the intent of the Parties that any dispute be resolved informally and promptly through good faith negotiation between Manufacturer and Asyst. Either Party may initiate negotiation proceedings by written notice to the other Party setting forth the particulars of the dispute. The Parties agree to meet or confer in good faith to jointly define the scope and a method to remedy the dispute. If these proceedings do not promptly produce a resolution, then either Party may choose to escalate the problem to senior management.

               20.3 Should any disputes remain between the Parties after completion of the resolution process set forth above in Section 20.2, or in any event more than [*] days have passed following a Party's receipt of an initial written notice of dispute from the other Party, whichever occurs first, then either Party may, by written notice to the other Party, request that the matter be submitted for non-binding mediation with an independent mediator agreed to by the Parties. Such mediator will be chosen by the Parties within [*] days after written notice by either Party to the other demanding mediation. Neither Party shall unreasonably withhold, delay or condition its consent to the selection of a mediator. Each Party will bear its own attorney's fees and other


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      39.

costs and expenses of the mediation, and each Party will equally share the cost of the mediator's fees. If the matter is not resolved by mediation within [*] days of the initial written request for mediation, then the matter then may be submitted to the appropriate court of law for a determination.

               20.4 Notwithstanding anything to the contrary in this Section 20, each Party shall have the right to seek and obtain at any time, without first attempting to resolve any dispute through non-binding mediation with the other Party (a) temporary or permanent equitable or injunctive relief with respect to any matter; or (b) relief to to enforce any of its Intellectual Property Rights. Additionally, the foregoing provisions in this Section 20 shall not serve to limit, restrict or prevent either Party from exercising any right of termination that is possesses under this Agreement, or Asyst from obtaining Products from other sources in the event that Manufacturer fails to meet any of the requirements set forth in Section 18.2(b) or otherwise fails to fulfill in all respects Asyst's requirements under this Agreement for Products.

        21. Business Continuity Plan. Upon request by Asyst, Manufacturer agrees to provide to Asyst documented evidence of a business continuity plan for the manufacture and delivery of the Products to assure Manufacturer's capability to provide the Products in the agreed upon timeframe after an event which may materially and adversely affect Manufacturer's ability to deliver Products to Manufacturer as scheduled. Such event may include one or more of the following:
(i) Manufacturer system component failures (including hard disk failure, computer virus, and local area network outages); (ii) natural or man-made disasters (including fire, flood, earthquake, bombing, sabotage, and vandalism);
(iii) any work stoppages of any kind; and (iv) any failure of a Manufacturer subcontractor to provide materials. This plan will also include development of alternate sourcing strategies for materials; redirection of Product manufacture, including work in progress and finished goods to another Manufacturer location/facility (subject to qualification by Asyst) A copy of Manufacturer's current business continuity plan for the Products, as it exists as of the Effective Date, is attached to this Agreement as Attachment J ("Business Continuity Plan"). Upon written approval of Manufacturer which shall not be unreasonably withheld, delayed or conditioned, Asyst may provide a copy of such plan to its customers. In no event shall Manufacturer increase any Product costs under this Agreement as a result of business continuity plans or as a result of the implementation of such.

        22. Entire Agreement. This Agreement includes the below-listed Attachments and constitutes the entire agreement between Manufacturer and Asyst relating to its subject matter hereof. It supersedes all prior or contemporaneous oral or written communications, proposals, conditions, representations and warranties and prevails over any conflicting or additional terms or communications between the Parties relating to its subject matter during the term of this Agreement.

        Attachment A:      Products;
        Attachment B:      Product Specifications;
        Attachment C:      Long Lead Time Components;
        Attachment D:      Equipment Loan Agreement;
        Attachment E:      Test and Tooling Equipment;


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      40.

        Attachment F:      Assembly/Test Requirements;
        Attachment G:      Pricing Schedule;
        Attachment G-1:    Asyst Baseline Costs;
        Attachment H:      Repair and Refurbishment Procedures;
        Attachment I:      Asyst Trademarts;
        Attachment J:      Business Continuity Plan;
        Attachment K:      List of Existing Component Parts;
        Attachment L:      Supplier Quality Requirements;
        Attachment M:      B2B Messaging:
        Attachment N:      Products for which Exclusivity applies;
        Attachment O:      Transition Plan;
        Attachment P:      Development and Engineering Change Requirements; and
        Attachment Q:      Defined Terms.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      41.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective, duly authorized representative, as of the day and year first above written.

SOLECTRON CORPORATION                             ASYST TECHNOLOGIES, INC.


By: /s/ Rick Rollinson                  By: /s/ Fred Tiso
    ------------------------------          ------------------------------

Print Name: Rick Rollinson              Print Name: Fred Tiso
            ----------------------                  ----------------------
Title: Senior Vice President            Title: Senior Vice President
       and President SSG                       of Manufacturing Operations
       ---------------------------             ---------------------------
Date Signed: September 5, 2002          Date Signed: September 5, 2002
             ---------------------                   ---------------------



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      42.

                                  ATTACHMENT A

                                    PRODUCTS



Products:

   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      43.

   [*]
   [*]

   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
   [*]
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   [*]

   [*]
   [*]
   [*]
   [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      44.

                                  ATTACHMENT B

                             PRODUCT SPECIFICATIONS


All documents, drawings, technical publications, performance specifications, and other Asyst-supplied document found in Asyst Technologies, Inc. [*] or otherwise available from Asyst that spell out all of the [*] of the Products in Attachment A ("Products"). Upon request by Manufacturer, access to such items will be made available to Manufacturer by Asyst. Where possible, such access will be provided based on part number and current engineering documentation revision levels. Manufacturer acknowledges that prior to the Effective Date, it has had the opportunity to obtain and review all such Specifications.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      45.

                                  ATTACHMENT C

                            LONG LEAD TIME COMPONENTS


                                                            STANDARD
                                                             COST ON
       PRODUCT           PART              PART             EFFECTIVE       LEADTIME
   LINE DESCRIPTION       NO           DESCRIPTION           DATE           IN DAYS     THIRD PARTY SUPPLIER
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
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[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
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[*]                   [*]       [*]                        [*]           [*]                    [*]
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[*]                   [*]       [*]                        [*]           [*]                    [*]
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[*]                   [*]       [*]                        [*]           [*]                    [*]
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[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]                    [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      46.

--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]             [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]             [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]             [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]             [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]             [*]
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[*]                   [*]       [*]                        [*]           [*]             [*]
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[*]                   [*]       [*]                        [*]           [*]             [*]
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[*]                   [*]       [*]                        [*]           [*]             [*]
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[*]                   [*]       [*]                        [*]           [*]             [*]
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[*]                   [*]       [*]                        [*]           [*]             [*]
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[*]                   [*]       [*]                        [*]           [*]             [*]
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[*]                   [*]       [*]                        [*]           [*]             [*]
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[*]                   [*]       [*]                        [*]           [*]             [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]             [*]
--------------------------------------------------------------------------------------------------------------
[*]                   [*]       [*]                        [*]           [*]             [*]
--------------------------------------------------------------------------------------------------------------

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      47.

                                  ATTACHMENT D

                            EQUIPMENT LOAN AGREEMENT

        THIS EQUIPMENT LOAN AGREEMENT ("LOAN AGREEMENT") is made effective as of the Effective Date of the Manufacturing Agreement, as defined below, and is by and between Asyst Technologies, Inc. ("ASYST"), having a principal place of business at 48761 Kato Road, Fremont, California, 94538 USA and Solectron Corporation ("MANUFACTURER"), having a principal place of business at 847 Gibraltar Drive, Milpitas, California 95035.

In consideration of the shipment by Asyst of the Equipment referred to below and receipt thereof by Manufacturer, the Parties agree that the terms and conditions below shall govern the loan of the Asyst Products, Tooling and/or Test Equipment listed on the attached Equipment Schedule ("EQUIPMENT") by Asyst to Manufacturer.

        1. Asyst agrees to deliver to Manufacturer the Equipment for the period commencing upon [*] and terminating upon [*] by and between Manufacturer and Asyst (the "MANUFACTURING AGREEMENT") (the "LOAN PERIOD"). Manufacturer shall utilize the Equipment in accordance with the terms and conditions of this Loan Agreement solely for purpose of performing its obligations under the Manufacturing Agreement.

        2. Delivery of all Equipment shall be made F.O.B. Asyst's manufacturing facility. Risk of loss of, or damage to, the Equipment shall pass to Manufacturer upon Asyst's delivery of Equipment to common carrier and shall remain with Manufacturer until the Equipment is returned to Asyst. In no event will Manufacturer's liability for loss or damage to Equipment exceed the replacement value for such Equipment. Title to and ownership of the Equipment are and shall at all times remain with Asyst. Manufacturer shall not perform any act inconsistent with Asyst's title to and ownership of the Equipment. All software, documentation or any information disclosed pursuant to the terms of this Loan Agreement are confidential and proprietary to Asyst or its licensors and shall not be reproduced or copied by Manufacturer except as authorized herein, and Manufacturer shall not use the software, documentation, Equipment or any information disclosed hereunder except as expressly authorized herein. In no event, whether expressly, by implication or otherwise, are any Asyst proprietary rights granted hereunder as to or related to the Equipment or to any other Asyst products or any enhancements or modifications. Manufacturer acknowledges that any unauthorized use or disclosure of any of such information would seriously harm Asyst's competitive position. Nothing herein shall be construed as granted Manufacturer a license under any patent, patent application, trade secret, trademark, or copyright which Asyst may have or obtain relating to the Equipment or Asyst's other products, whether announced or proposed.

        3. During the term of the Loan Period, Asyst grants to Manufacturer a worldwide, nonexclusive, nontransferable, revocable, limited license, without the right to sublicense, to use the object form of the software included with the Equipment only as expressly authorized in Section 1 of this Loan Agreement and in the Manufacturing Agreement. Manufacturer agrees that Manufacturer will not pledge, lease, rent, or share Manufacturer's rights under this Loan Agreement, and that Manufacturer will not, without Asyst's prior written consent, assign or

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      48.

transfer Manufacturer's rights hereunder. Manufacturer agrees that Manufacturer may not decompile, disassemble, reverse engineer, modify, or otherwise translate the software or permit a third party to do so and that Manufacturer shall not make the software available to any other third party, or to create works derivative of the software, without Asyst's express written consent. Manufacturer may make one copy of the software per manufacturing location and the user documentation for backup purposes. Any such copies of the software or the documentation shall include Asyst's copyright and other proprietary notices. Except as authorized under this paragraph, no copies of the software or any portions thereof may be made by Manufacturer or any person under Manufacturer's authority or control.

        4. Manufacturer is responsible for installation and deinstallation of the Equipment. Asyst agrees to provide reasonable installation and deinstallation support. The Equipment shall at all times remain at the location specified on the attached Equipment Schedule.

        5. At the expiration of the Loan Period (unless earlier terminated) the Equipment and all related software, documentation, and copies thereof shall be returned to Asyst in the same condition as delivered, normal wear and tear excepted. Manufacturer shall pay for all costs of Equipment repair and/or refurbishment beyond normal wear and tear resulting from damage caused by Manufacturer, but no event to exceed the replacement value of the Equipment. No modifications and/or additions shall be made to the-Equipment by Manufacturer without Asyst`s prior written approval.

        6. Asyst represents and warrants to its knowledge that the Equipment will perform its intended function. Asyst accepts no responsibility to maintain the Equipment, except for agreed to calibration costs. ASYST MAKES NO OTHER EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES OF ANY KIND, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE. ASYST SHALL NOT BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, POSSESSION, USE OR OPERATION OF THE EQUIPMENT.

        7. In the event Manufacturer neglects or fails to perform any of its obligations under this Loan Agreement and such default is not corrected to Asyst's satisfaction within [*] days of receipt of Asyst's notice of such default, then this Loan Agreement may be immediately terminated by Asyst. If the Equipment becomes, or in Asyst's opinion likely to become, the subject of an intellectual property infringement claim, this Loan Agreement shall immediately terminate and Asyst, at its own cost and expense will remove the Equipment and neither Party shall have any further liability to the other under this Loan Agreement or otherwise, except that any delivery dates for Products may be altered accordingly if such delivery is affected by such return of Equipment.

        8. This Loan Agreement and rights and duties under it are not assignable or delegatable. Any such attempted assignment or delegation shall automatically be null and void. This Loan Agreement supersedes all prior agreements concerning the subject matter herein and may not be changed or modified except by a written communication signed by both Parties. This Loan Agreement constitutes the entire agreement governing the Equipment specified herein

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      49.

between Asyst and Manufacturer and may not be modified or amended other than by a written instrument executed by both Parties. This Loan Agreement shall be governed by the laws of the State of California, USA, excluding any choice of law principles that would result in the application of the laws of a different state.

        9. Asyst will provide [*] where required to the extent that it has the right to do so without the payment of [*] to such [*].

        IN WITNESS WHEREOF, this Loan Agreement has been executed by the duly authorized representatives of the Parties.

SOLECTRON CORPORATION                             ASYST TECHNOLOGIES, INC.


By: /s/ Rick Rollinson                  By: /s/ Fred Tiso
    ------------------------------          ------------------------------

Print Name: Rick Rollinson              Print Name: Fred Tiso
            ----------------------                  ----------------------
Title: Senior Vice President            Title: Senior Vice President
       and President SSG                       of Manufacturing Operations
       ---------------------------             ---------------------------
Date Signed: September 5, 2002          Date Signed: September 5, 2002
             ---------------------                   ---------------------


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      50.

                                  ATTACHMENT E

                           TEST AND TOOLING EQUIPMENT

   BUS UNIT   ASSET #      COST        NBV      ACCOUNT     VENDOR          DESCRIPTION        LOCATION
   --------   -------      ----        ---      -------     ------          -----------        --------
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]
[*]           [*]       [*]        [*]        [*]         [*]        [*]                      [*]

The Equipment shall remain located at all times at a location that has been approved in writing by Asyst.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      51.

                                  ATTACHMENT F

                           ASSEMBLY/TEST REQUIREMENTS


The following items contain Asyst's assembly and test requirements for Products, which requirements are hereby incorporated by reference into this Agreement: all bills of material, development and engineering drawings and artwork, manufacturing process instructions, quality records, reports and certifications, clean room specifications and requirements, package and packing requirements, assembly and test documentation, Specifications and other documented requirements of Asyst for the Products within Asyst's product data management system for the Products, as such items may be updated at any time and from time to time by Asyst.

Upon written request by Manufacturer, access to such items will be made available to Manufacturer by Asyst. Where possible, such access will be provided based on part number and then-current revision levels. Manufacturer acknowledges that prior to the Effective Date, it has had the opportunity to review all such items that have been provided by Asyst, as they exist on the Effective Date.

Asyst may furnish, at any time and from time to time, to Manufacturer updates to the foregoing documents. Such updates shall amend and become a part of this Attachment unless Manufacturer objects in writing to any specific provisions in such updates within [*] business days after receipt thereof. If Manufacturer chooses to object to any such updates, it will provide in writing to Asyst its specific objections in reasonable detail within such time frame, and the Parties will thereafter promptly negotiate in good faith a reasonable solution to resolve all such objections that may be raised by Manufacturer regarding such updates.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      52.

                                  ATTACHMENT G

                                PRICING SCHEDULE


ASSUMPTIONS:

Pricing is based on the potential achievement of purchases of Products, including spare parts, over a rolling [*] period, which achievement will be measured based on each [*] period commencing on the Effective Date provided, however, for the first [*] of the Agreement, the initial pricing will be based on the prior actual results and forecasted revenue through the end of such quarters. A reconciliation will be performed of forecasted purchases to actual purchases after each [*] period of actual Product purchase results. If there is a balance due based on actual purchases, it will be invoiced by Manufacturer to Asyst. If Asyst has overpaid monies to Manufacturer for purchases of Products based on actual purchases, then Manufacturer shall immediately credit or refund, at Asyst's option, such overage to Asyst.

                          $100M OR                 $80M -    $70M -     $60M -   $50M -
                          GREATER    $90M - $99M    $89M      $79M       $69M     $59M    UNDER $50M
[*]                         [*]          [*]        [*]        [*]       [*]       [*]       [*]
[*]                         [*]          [*]        [*]        [*]       [*]       [*]       [*]
[*]                         [*]          [*]        [*]        [*]       [*]       [*]       [*]
  [*]                       [*]          [*]        [*]        [*]       [*]       [*]       [*]
  [*]                       [*]          [*]        [*]        [*]       [*]       [*]       [*]

Prices are FCA Factory.

NPI costs are not included in the pricing above.

Customer will pay actual inbound freight costs.

Shop rate for packaging is the same as Assembly. Time standards for packaging are to be included in total assembly time.

The above Pricing includes (i) standard [*]-month warranty for workmanship and materials, (ii) an additional [*]-month extended warranty for workmanship, and
(iii) [*]. Asyst may elect at any time upon written notice to Manufacturer to remove the [*]-month extended warranty coverage for workmanship. Upon receipt of any such notice, Manufacturer will reduce the pricing for future Products to be supplied to Asyst and Asyst's affiliates and subsidiaries by [*], which represents the price for such extended warranty for workmanship.

Spares and consumables are included in standard forecast process.

Spares and consumables are under the same warranty provisions as Products.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      53.

 EXAMPLE: PRECISION MACHINE INTEGRATION PREDICTIVE COST MODEL

----------------------------------------------------------------------------------------
Material Cost            $          --
----------------------------------------------------------------------------------------
          ITEM               MTL $ OR TIME      M/U OR RATE        M/U $      EXTENDED
----------------------------------------------------------------------------------------
[*]                      $          [*]             [*]             [*]             [*]
[*]                      $          [*]             [*]             [*]             [*]
[*]                                        [*]      [*]                             [*]
[*]                                        [*]      [*]                             [*]
[*]                                                 [*]                             [*]
----------------------------------------------------------------------------------------
[*]                                                                                 [*]
----------------------------------------------------------------------------------------
[*]                                                 [*]                             [*]
[*]                                                 [*]                             [*]
========================================================================================
[*]                                                                            [*]
========================================================================================
TOTAL                                                                               [*]
----------------------------------------------------------------------------------------

ASSUMPTIONS:

See "Assumptions" Worksheet


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      54.

                                 ATTACHMENT G-1

                              ASYST BASELINE COSTS

The following schedules contain Asyst's baseline costs of manufacture as of the Effective Date for those Products that Asyst plans to purchase from Manufacturer. In this regard, the specific cost amounts in the following schedules under "Asyst" represent Asyst's existing costs of manufacture for such Products as of the Effective Date.


                      300MM FL                                      AMHS TRACKS (2M)
---------------------------------------------------------------------------------------------------
       ASYST        HOURS     RATE        COST            ASYST        HOURS    RATE        COST
---------------------------------------------------------------------------------------------------
[*]                                        [*]      [*]                                     [*]
[*]                        [*]             [*]      [*]                         [*]         [*]
[*]                  [*]   [*]             [*]      [*]                 [*]     [*]         [*]
[*]                  [*]   [*]             [*]      [*]                 [*]     [*]         [*]
                                     -------------                                     ------------
[*]                                        [*]      [*]                                     [*]
                                     -------------                                     ------------


                 AMHS DIRECTORS
-------------------------------------------------
      ASYST        HOURS    RATE       COST
-------------------------------------------------
[*]                                [*]
[*]                      [*]       [*]
[*]                 [*]  [*]       [*]
[*]                 [*]  [*]       [*]
                                   --------------
[*]                                [*]
                                   --------------

                   AMHS FASTLIFTS                                     AMHS FASTPORT
---------------------------------------------------------------------------------------------------
      ASYST          HOURS      RATE       COST           ASYST         HOURS     RATE      COST
---------------------------------------------------------------------------------------------------
[*]                                    [*]          [*]                                 [*]
[*]                          [*]       [*]          [*]                            [*]  [*]
[*]                   [*]    [*]       [*]          [*]                  [*]     $ [*]  [*]
[*]                   [*]    [*]       [*]          [*]                  [*]     $ [*]  [*]
                                       ----------                                       -----------
[*]                                    [*]          [*]                                 [*]
                                       ----------                                       -----------


                 AMHS FASTLOAD
-------------------------------------------------
      ASYST        HOURS     RATE       COST
-------------------------------------------------
[*]                                 [*]
[*]                        [*]      [*]
[*]                 [*]    [*]      [*]
[*]                 [*]    [*]      [*]
                                    -------------
[*]                                 [*]
                                    -------------


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      55.

                    ROBOTS AXYS                                        PLUS PORTAL
---------------------------------------------------------------------------------------------------
      ASYST          HOURS      RATE       COST           ASYST         HOURS     RATE      COST
---------------------------------------------------------------------------------------------------
[*]                                    [*]          [*]                                 [*]
[*]                          [*]       [*]          [*]                         [*]     [*]
[*]                   [*]    [*]       [*]          [*]              [*]        [*]     [*]
[*]                   [*]    [*]       [*]          [*]              [*]        [*]     [*]
                                       -----------                                      -----------
[*]                                    [*]          [*]                                 [*]
                                       -----------                                      -----------


                    SORTERS
-------------------------------------------------
      ASYST        HOURS     RATE       COST
-------------------------------------------------
[*]                                 [*]
[*]                        [*]      [*]
[*]                 [*]    [*]      [*]
[*]                 [*]    [*]      [*]
                                    -------------
[*]                                 [*]
                                    -------------


                     200MM PODS                                    SMART TAGS/AUTO ID
---------------------------------------------------------------------------------------------------
      ASYST          HOURS      RATE       COST           ASYST         HOURS     RATE       COST
---------------------------------------------------------------------------------------------------
[*]                                    [*]          [*]                                  [*]
[*]                           [*]      [*]          [*]                         [*]      [*]
[*]                   [*]     [*]      [*]          [*]                  [*]    [*]      [*]
[*]                   [*]     [*]      [*]          [*]                  [*]    [*]      [*]
                                       -----------                                       ----------
[*]                                    [*]          [*]                                  [*]
                                       -----------                                       ----------


                   PREALIGNER
-------------------------------------------------
      ASYST        HOURS     RATE       COST
-------------------------------------------------
[*]                                 [*]
[*]                        [*]      [*]
[*]                 [*]    [*]      [*]
[*]                 [*]    [*]      [*]
                                    -------------
[*]                                 [*]
                                    -------------


                    300MM FOUPS                                         200MM LPT
---------------------------------------------------------------------------------------------------
      ASYST          HOURS      RATE       COST           ASYST         HOURS     RATE      COST
---------------------------------------------------------------------------------------------------
[*]                                    [*]          [*]                                 [*]
[*]                           [*]      [*]          [*]                         [*]     [*]
[*]                   [*]     [*]      [*]          [*]                  [*]    [*]     [*]
[*]                   [*]     [*]      [*]          [*]                  [*]    [*]     [*]
                                       -----------                                      -----------
[*]                                    [*]          [*]                                 [*]
                                       -----------                                      -----------


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      56.

                 200MM INDEXERS
-------------------------------------------------
      ASYST        HOURS     RATE       COST
-------------------------------------------------
[*]                                 [*]
[*]                        [*]      [*]
[*]                 [*]    [*]      [*]
[*]                 [*]    [*]      [*]
                                    -------------
[*]                                 [*]
                                    -------------


                        LPI                                             VERSAPORT
---------------------------------------------------------------------------------------------------
      ASYST          HOURS      RATE       COST           ASYST         HOURS     RATE      COST
---------------------------------------------------------------------------------------------------
[*]                                    [*]          [*]                                 [*]
[*]                          [*]       [*]          [*]                         [*]     [*]
[*]                   [*]    [*]       [*]          [*]                  [*]    [*]     [*]
[*]                   [*]    [*]       [*]          [*]                  [*]    [*]     [*]
                                       -----------                                      -----------
[*]                                    [*]          [*]                                 [*]
                                       -----------                                      -----------


                ADVANTAG READER
-------------------------------------------------
      ASYST        HOURS     RATE       COST
-------------------------------------------------
[*]                                 [*]
[*]                        [*]      [*]
[*]                 [*]    [*]      [*]
[*]                 [*]    [*]      [*]
                                    -------------
[*]                                 [*]
                                    -------------


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      57.

                                  ATTACHMENT H

                       REPAIR AND REFURBISHMENT PROCEDURES

1. Purpose. To define Manufacturer's responsibilities to Asyst for repair and support. This document shall be used in conjunction with the Manufacturing Services and Supply Agreement and Attachment L ("Supplier Quality
Requirements").

2. Scope. This Attachment H ("Repair and Refurbishment Procedures"), together with Attachment L ("Supplier Quality Requirements") to the extent applicable, describes Asyst's requirements for worldwide support of Products either by Manufacturer. Asyst's goal is to receive Products [*] on time and that Products meet the quality requirements described in the Manufacturing Services and Supply Agreement and Attachment L ("Supplier Quality Requirements").

3. Definitions. For the purpose of interpretation of this Attachment, the terms in this Attachment H ("Repair and Refurbishment Procedures") shall have the same meaning as the definitions in Attachment Q ("Defined Terms," provided, however, the following terms shall have the following meanings:

        3.1 "DEPOT REPAIRABLE UNit" or "DRU" shall mean a subassembly or component of Product sent by Asyst, an affiliate or subsidiary of Asyst, or an Asyst Third Party Repair Supplier ("TPRS") to Manufacturer's facility for repair.

        3.2 "DISTRIBUTION CENTER" or "DC" shall mean a third party designated by Asyst who processes returns on Products on Asyst's behalf.

        3.3 "ENGINEERING CHANGE ORDER" "ECO" shall mean the mechanism by which a party notifies the other party of a change to the Products.

        3.4 "FIELD REPLACEABLE UNIT" "FRU" shall mean a Product or subassemblies thereof which can be replaced at the customer site.

        3.5 "NO TROUBLE FOUND" or "NTF" shall mean a Product which Asyst has returned as defective but which passes Manufacturer's standard test process (as approved by Asyst). NTF does not include Products that incur ECO upgrades and/or adjustments by Manufacturer.

        3.6 "PRODUCT" shall mean the Products as defined in Attachment Q ("Defined Terms"), FRUs and DRUs, as well as any New Product later released and confirmed in writing by Manufacturer via electronic mail or updated price list.

        3.7 "REPAIR SERVICE" shall mean minor adjustments to Product, repair of defective Product, or provision of Repair or Replacement Product.

        3.8 "REPAIRED OR REPLACEMENT PRODUCT" shall mean Product of the same model and part number, but not necessarily the same serial number, used to replace defective Products. This Product can be either new or of a like new condition.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      58.

        3.9 "RETURN MATERIAL AUTHORIZATION" or "RMA" shall mean the formal authorization from Manufacturer under which Asyst returns Product for repair or replacement.

4.      Repair Services and Requirements

        4.1 At a minimum, Manufacturer shall maintain, directly or through agents fully equipped and staffed facilities to a level sufficient to meet the agreed performance targets.

        4.2    [*]:

               4.2.1 For purposes of this Attachment, "EPIDEMIC FAILURES" shall mean FRU failures which are related to the identical root cause occurring within [*] months after the date of delivery of the FRU, equal to or in excess of the rate (the "Failure Rate") agreed upon by the Parties, resulting from defects, in workmanship, manufacturing process, or design (but specifically excluding therefrom, any design or specification provided by Asyst).

               4.2.2 In the event of a suspected Epidemic Failure, Asyst shall promptly notify Manufacturer, and shall provide the following information, if known and as may then exist: (i) a description of the defect, (ii) the suspected lot numbers, (iii) FRU IDs or other identifiers, and (iv) delivery dates of the defective FRUs. Where possible, Asyst shall deliver or make available to Manufacturer, samples of the defective Products for testing and analysis. Within [*] days of receipt of written notice from Asyst, Manufacturer shall provide its preliminary findings regarding the cause of the failures. Thereafter, Manufacturer shall promptly provide the results of its root cause corrective analysis, its proposed plan for the identification of and the repair and/or replacement of the affected FRUs, and such other appropriate or desirable information.

               4.2.3 The parties shall also cooperate and work together to expeditiously devise and implement a corrective action program which identifies the defective units for repair or replacement, and minimizes disruption to the end user.

               4.2.4 In the event of an Epidemic Failure, Manufacturer shall be responsible for (a) (i) repair and/or replacement of the defective FRUs, or (ii) a credit or payment to Asyst in an amount equal to the cost to Asyst for qualified, nondefective replacement FRUs acceptable to Asyst; and (b) reasonable freight and transportation costs incurred in connection with the repair and/or replacement of the defective FRUs (and the Product in which the FRU is incorporated if the FRU cannot be separated without undue inconvenience or disruption to the end user).

        4.3 Product will be shipped to Asyst in a configuration defined by the Product Specifications and BOMs.

        4.4 Repaired or Replacement Product will be upgraded by Manufacturer to the then current Product revision level or to a revision level as documented and agreed upon by Asyst and Manufacturer.

5. Product Support. Manufacturer will support Asyst to achieve the following:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      59.

        5.1 Serviceability requirements will be defined by the parties for each Product and will include such things as: no special tools required and maximum average time to repair. Diagnostics and troubleshooting coverage of the system to a minimum percent (i.e., diagnostics can identify a failing component across XX% of the system).

        5.2 The serviceability requirements defined for any Product will be based upon the base level Product serviceability requirements, which must support the marketing and service delivery model of Asyst.

        5.3 As part of these serviceability requirements, the product, or product concept, must be able to provide first fault isolation to a single FRU by general availability (GA) of the product. If it can not, the service cost estimates will reflect this lack of functionality.

6.      Price

        6.1 Except as otherwise provided in the Manufacturing Services and Supply Agreement, there shall be no charge to Asyst for Warranty Repair Services (including, but not limited to, labor, material testing or packaging) during the warranty period.

        6.2 All costs to Asyst for out of warranty repair prices, including but not limited to labor, material, testing and packaging are shown in Exhibit H-3 to this Attachment H ("Repair and Refurbishment Procedures").

7.      Payment

        7.1 Asyst shall be liable to pay only for [*] ordered by and invoiced directly to Asyst.

        7.2 Asyst's purchase order number, Product serial number, RMA number, or other required reference numbers shall be clearly identified on all correspondence, shipment, and invoice documentation associated with Repair Services.

8.      Freight and Import/Export Fees

        8.1 Freight and Import/Export Fees - In Warranty Products. Manufacturer shall pay all [*] associated with and resulting from the return of the repaired Product to Asyst. Manufacturer will ship returned Product by the same method used inbound.

        8.2 Freight and Import/Export Fees - Out of Warranty Products. Asyst shall pay all [*] for shipment of the defective Product to Manufacturer. Manufacturer is responsible for freight charges associated with shipment of Repaired or Replacement Products to Asyst.

        8.3 Expedited Transportation. All Products, whether in or out of warranty, which are past due from the date established by the RMA and tracked in the purchase order shall be shipped by the most expeditious method at Manufacturer's expense.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      60.

9.      Repair Warranty

        9.1 All Repaired or Replacement Products and FRUs shall be warranted by Manufacturer to perform in accordance with the applicable Specifications or portion thereof, and shall be free from all defects in material and workmanship for [*] months from the date of receipt from Manufacturer by Asyst or for the remainder of the original Product warranty, whichever is greater.

        9.2 Upon request, Manufacturer shall provide Asyst with applicable repair costs, replacement costs, lead times, changes in MTBF data and other pertinent data points.

10.     No Trouble Found

        10.1 NTF charges that may become due and payable by Asyst to Manufacturer are set forth in Exhibit H-2 to this Attachment H ("Repair and Refurbishment Procedures").

        10.2 Regardless of whether or not a Product is determined to be NTF or repaired, it must be upgraded by Manufacturer to a revision level accepted by Asyst. NTF charges do not include the cost of upgrading any Product to a revision level agreed upon by Asyst and Manufacturer. Upgrade charges, if any, will be identified separately and agreed to by the Parties in advance of the performance by Manufacturer of any requested upgrades.

11.     Inventory Management

        11.1 Manufacturer shall follow adequate procedures for the proper control of returned units of Products. Record keeping shall include, but not be limited to, the maintenance of accurate, updated records of the Asyst inventory and the use of an inventory tracking system that measures physical inventories, cycle counting, and other adjustments to maintain accuracy.

        11.2 Cycle count results shall be reported by Manufacturer to Asyst within [*] working days after Asyst's initial request.

        11.3 Manufacturer shall be responsible for all Asyst owned Product inventory variances in Manufacturers' possession. If Manufacturer is unable to reconcile any inventory variance for Products in Manufacturer's possession, Manufacturer shall be liable for the unaccounted inventory and will: (i) provide Asyst a like unit or, (ii) upon Asyst's agreement, give Asyst full credit for Asyst's replacement cost of the missing item within [*] days after discovery of the variance.

12.     Third Party Repair

               12.1 Manufacturer acknowledges that Asyst or a third party contracted by Asyst may, from time to time, perform warranty repairs at an end user's location.

               12.2 Manufacturer agrees to reimburse Asyst for out of pocket expenses associated with such warranty repair under the following conditions a) the defect(s) was warranted under the provisions of Section 11 of the Manufacturing Services and Supply

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      61.

Agreement and b) the nature of the defect or repair makes it impractical, due to end user requirements, to return the defective Product to Manufacturer for repair and c) Asyst does not receive reimbursement from another source and d) Asyst provides Manufacturer with reasonable documentation specifying the nature of the defect, Product serial number and repair performed.

               12.3 Manufacturer's reimbursement to Asyst under this Section 12 will be limited to the costs that Manufacturer would have accrued if the repair was performed at Manufacturer's facility. Manufacturer's costs for repair as of the Effective Date are estimated to be [*] per hour for actual time to repair plus material costs.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      62.

                                   EXHIBIT H-1


Intentional left blank.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      63.

                                   EXHIBIT H-2
                                   NTF CHARGES


The NTF per unit charge will be negotiated by the Parties and will be predicated upon the actual costs that are incurred by Solectron in the determination of a NTF for an applicable unit.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      64.

                                   EXHIBIT H-3
                             OUT OF WARRANTY REPAIR


Charges for out of warranty repair are [*].

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      65.

                                  ATTACHMENT I

                                ASYST TRADEMARKS


Registered Asyst Trademarks:

ASYST, A and _________________, as well as FLUOROTRAC, KPOD, ADU, MANUFACTURING CONNECTIVITY.


Other Asyst Trademarks:

AXYS, Fastrack, Fastmove, Fastload, Fastore, Asyst-SMIF System, SMIF-Pod, SMIF-FOUP, SMIF-Arms, SMIF-Indexer, SMIF-LPI, SMIF-LPO, SMIF-LPT, SMIF-E, Versaport, Plus, Inx, Advan Tag, Link-Manager, Smart-Fab, Smart-Tag, Smart-Station, Smart-Storage, Smart-Traveler, Smart-Comm, Substrate Management System, Retical Management System, Wafer Management System, Global Lot Server and Flourotrac Auto Id System.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      66.

                                  ATTACHMENT J

                            BUSINESS CONTINUITY PLAN

                         (See attached Solectron plans)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      67.

                                  ATTACHMENT K

                        LIST OF EXISTING COMPONENT PARTS

                             (See attached schedule)

The Existing Component Parts that will be purchased by Manufacturer shall consist substantially of the items in the attached schedule, which represents an inventory of all Existing Component Parts as of August 20, 2002. Manufacturer acknowledges and agrees that certain minor deviations may exist in such list prior to the date on which it takes possession of such inventory of Existing Component Parts. Manufacturer further acknowledges and agrees that it has performed a physical inventory of the Existing Component Parts and is willing to acquire such items, subject to the minor deviations. The total amount to be paid by Manufacturer for the Existing Component Parts pursuant to this Agreement is equal to Asyst's standard cost for the inventory of Existing Component Parts that Manufacture will receive provided, however, that Manufacturer shall not pay more than [*] for such Existing Component Parts. Upon request, Manufacturer will provide to Asyst any required information to establish the fact that such sale of Existing Component Parts is exempt from sales or use taxes by furnishing a resale tax exemption certificate for such purchase.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      68.

                                  ATTACHMENT L

                          SUPPLIER QUALITY REQUIREMENTS


The following is a list of documents that contain Asyst's quality requirements. Manufacturer acknowledges receipt and review of the same prior to the Effective Date. The procedures and requirements of Asyst for the development, manufacture, testing and delivery of Products and maintenance of quality for the Products may be found in such documents, which procedures and requirements are hereby incorporated by reference into this Agreement.

1. Product Development and Introduction Process Guideline, Document Number QS187, Revision No. D, QSCN No. 381, released by Reynaldo Taningco on 4/29/02.

2. Receiving Inspection System Map, Document Number QS94, Revision C, QSCN No. 200, released by Reynaldo Taningco on 10/11/01.

3. Receiving Inspection Sampling Plan Process, Document Number QS72, Revision E, QSCN No. 353, released by Reynaldo Taningco on 4/03/02.

4. Asyst Technologies Workmanship Standards Manual, Manual Part No. 2000-0311-01 Rev B.0, published February 1997, (C) Asyst Technologies, Inc., May 1994.

5.      Supplier Quality Requirements -- Supplemental Purchase Order Conditions
(SPOC) Manual, Document No. QS129, Revision B, released by Reynaldo Taningco on 4/5/01.

6. First Article Inspection Pass, Document No. QS127, Revision C, QSCN No. 200, released by Reynaldo Taningco on 10/11/01.

Asyst may furnish, at any time and from time to time, to Manufacturer updates to the foregoing documents. Such updates shall amend and become a part of this Attachment unless Manufacturer objects in writing to any specific provisions in such updates within [*] business days after receipt thereof. If Manufacturer chooses to object to any such updates, it will provide in writing to Asyst its specific objections in reasonable detail within such time frame, and the Parties will thereafter promptly negotiate in good faith a reasonable solution to resolve all such objections that may be raised by Manufacturer regarding such updates.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      69.

                                  ATTACHMENT M

                                  B2B MESSAGING


1.      Definitions

        1.1. "EDI" means B2B messaging using data exchange formats provided and utilized by Asyst.

        1.2. "ADOPTED FORMAT" is the accepted method for the interchange of Documents under this Agreement based on standards adopted by Asyst for the presentation and structuring of the electronic transmission of Documents, or other such format as may be agreed to in writing by the Parties.

        1.3. "DOCUMENT" is data structured in accordance with the Adopted Format and transmitted electronically between the Parties.

        1.4. "TEST" means transmission of a Document during a testing period to verify set ups in EDI-related software, network transmission and technical support processes.

        1.5. "PROVIDER" is a business entity that provides the service of moving and routing EDI transmissions between the Parties.

2.      Prerequisites

        2.1. Documents, Standards. Each Party may electronically transmit to or receive from the other Party any Document which the Parties have mutually agreed to Test. The content of Test Documents will be considered "dummy" data unless otherwise agreed to by the Parties. All Documents which are intended to evidence a transaction shall be transmitted in accordance with the Adopted Format.

        2.2. Providers. Documents will be transmitted electronically to each Party through any Provider with which either Party may contract and/or the Internet. The Provider for each Party shall be communicated to the other Party. Either Party may change its designated Provider upon [*] days prior written notice to the other Party. Each Party shall be responsible for the costs of any Provider with which it contracts.

        2.3. System Operations. Each Party, at its own expense, shall provide and maintain the equipment, software, services and testing necessary to effectively and reliably transmit and receive Documents. If Provider is down and this prevents either Party from meeting the pickup or delivery frequency agreed to, that Party must notify the other Party the same day.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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        2.4.   Security Procedures. Each Party shall use security procedures which are reasonably anticipated to: (a) ensure that all transmissions of Documents are authorized; and (b) protect its business records and data from improper access.

        2.5. Signatures. Each Party may adopt as its signature an electronic identification consisting of symbol(s) or code(s) which are to be affixed to or contained in each Document transmitted by such Party ("Signatures"). Each Party agrees that any Signature of such Party affixed to or contained in any transmitted Document shall be sufficient to verify such Party originated such Document. Neither Party shall disclose to any unauthorized person the Signatures of the other Party.

3.      Transmissions

        3.1. Proper Receipt. Documents shall not be deemed to have been properly received, and no Document shall give rise to any obligation, until accessible to the receiving Party at such Party's electronic mailbox.

        3.2. Verification. Upon receipt of any Document, the receiving Party shall promptly and properly transmit a functional acknowledgement in return within [*] business day after receipt of a Document.

        3.3. Acceptance. If a transmitted Document requires acceptance by the receiving Party, any such Document which has been properly received shall not give rise to any obligation unless and until the Party initially transmitting such Document has properly received in return an acceptance Document.

        3.4. Garbled Transmissions. If any Document is received in an unintelligible or garbled form, or otherwise contains evidence of faulty transmission, the receiving Party shall promptly notify the originating Party (if identifiable from the received Document) in a reasonable manner. In the absence of such notice, the originating Party's records of the contents of such Document shall control.

        3.5. Erroneous Transmissions. If either Party receives a Document from the other Party which differs from the applicable terms and conditions, (e.g., an order with a price, quantity or schedule different than that mutually agreed upon), the receiving Party shall promptly contact the sending Party to confirm the accuracy of the Document.

4.      Transaction Terms

        4.1. Order Placement. Each purchase release electronically transmitted shall reference the Asyst purchase order number, and the Asyst EDI number.

        4.2. Validity, Enforceability. The Parties acknowledge their mutual intent to create binding purchase, sale and payment obligations by means of electronic transmission and receipt of Documents specifying certain of the applicable terms. During the term of the Agreement, all obligations concerning the delivery of such Documents in written form may be satisfied by a transmission pursuant to the terms of this Exhibit. However, either Party shall have the option, at


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      71.

its discretion, to transmit Documents in written form to the other Party. Any Document properly transmitted pursuant to these terms shall be deemed ("Signed Documents") and shall be considered, in connection with any transaction, to be a "writing" or "in writing" and to have been "signed" and to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business. The Parties agree that the provisions of the Uniform Commercial Code, Section 2-201 ("Formal Requirements:
Statute of Frauds"), shall not apply to Documents covered by this Exhibit since hard copies of Documents will not be issued and the Parties further agree that said Documents shall be deemed to satisfy any statutory or legal formalities requiring that agreements be in writing, including the Statute of Frauds. The conduct of the Parties pursuant to this exhibit, including the use of Signed Documents properly transmitted, shall, for all legal purposes, evidence a course of dealing and a course of performance accepted by the Parties in furtherance of this Agreement and Document. The Parties agree not to contest the validity or enforceability of Signed Documents under the provisions of any applicable law relating to whether certain agreements be in writing or signed by the Party to be bound thereby. Signed Documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between the Parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither Party shall contest the admissibility of copies of Signed Documents under the business records exception to the hearsay rule or the best evidence rule on the basis that Signed Documents were not originated or maintained in documentary form.

5. Asyst B2B Message Implementations. Manufacturer will modify its electronic data interchange systems to implement and use the following B2B messages to permit transmission of purchase orders and exchange of other information with Asysts:

               (a)    [*]
               (b)    [*]
               (c)    [*]
                             [*]
               (d)    [*]
               (e)    [*]
               (f)    [*]
               (g)    [*]
               (h)    [*]
               (i)    [*]
               (j)    [*]
               (k)    [*]
               (l)    [*]
               (m)    [*]
               (n)    [*]
                      (i)    [*]
                      (ii)   [*]
                      (iii)  [*]
                      (iv)   [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                                  ATTACHMENT N

                     PRODUCTS FOR WHICH EXCLUSIVITY APPLIES


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      73.
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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                      74.
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                                  ATTACHMENT O

                                 TRANSITION PLAN

                                 (See attached)


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      75.
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                                  ATTACHMENT P

                 DEVELOPMENT AND ENGINEERING CHANGE REQUIREMENTS


The following is a list of documents that contain Asyst's development and engineering change requirements. Manufacturer acknowledges receipt and review of the same prior to the Effective Date. The procedures and requirements of Asyst for the development of Products and processing of engineering changes to the Products may be found in such documents, which procedures and requirements are hereby incorporated by reference into this Agreement.

1. Product Development and Introduction Process Guidelines, Document Number QS187, Revision No. D, QSCN No. 381, released by Reynaldo Taningco on 4/29/02.

2. Version 1.0 of Asyst Service Level Agreement for the implementation by Manufacturer of New Product Development under Asyst's Product Development and Introduction Process Guidelines, Document Number QS187, as provided on August 23, 2002 via electronic mail on behalf of Asyst to the Vice President of Strategic Opportunity Management of Manufacturer.

3. Engineering Change Control Process, Document Number QS100, Revision A, released by Maria Cordero on January 25, 2001.

4. Beta Change Control Process, Document Number QS180, Revision A, released by Reynaldo Taningco on June 12, 2001.

Asyst may furnish, at any time and from time to time, to Manufacturer updates to the foregoing documents. Such updates shall amend and become a part of this Attachment unless Manufacturer objects in writing to any specific provisions in such updates within [*] business days after receipt thereof. If Manufacturer chooses to object to any such updates, it will provide in writing to Asyst its specific objections in reasonable detail within such time frame, and the Parties will thereafter promptly negotiate in good faith a reasonable solution to resolve all such objections that may be raised by Manufacturer regarding such updates.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      76.
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                                  ATTACHMENT Q

                                  DEFINED TERMS

As used in this Agreement:

1. "AGREEMENT" means the Manufacturing Services and Supply Agreement made as of the Effective Date by and between Asyst and Manufacturer.

2.      "ASYST" means Asyst Technologies, Inc.

3. "ASYST" INVENTORY" means that inventory of materials and components that Manufacturer may reasonably claim that it was required to purchase in order to comply with Asyst's delivery requirements and in-line with the appropriate quantity of Asyst-unique economic order quantities and Long Lead Time Components inventory.

4. "AVL" means Asyst's approved vendor list that contains a list of vendors that Manufacturer is required to purchase components and materials from for use in the Products.

5. "BILL OF MATERIAL" or "BOM" means a list that contains, among other things, a description and quantities of components and materials to be included in the Products.

6. "CHANGE IN CONTROL" means any: (i) a consolidation or merger of Manufacturer with or into another entity or other reorganization, in which the holders of Manufacturer's voting interests immediately before such consolidation, merger, or reorganization do not immediately after such consolidation, merger, or reorganization retain a majority of the voting interests of the surviving entity or a majority of the voting interests of an entity that owns or controls, directly or indirectly, the surviving entity; (ii) purchase or acquisition by an acquiring party or group in one or more of a series of related transactions of a controlling interest in Manufacturer; or
(iii) sale of all or substantially all of Manufacturer's assets that apply to this Agreement.

7. "CHARACTERISTICS" means schedule, performance, reliability, availability, serviceability, appearance, dimensions, tolerances, safety or costs of a Product.

8. "CONFIDENTIAL INFORMATION" means all information (i) identified in written or oral format by the disclosing Party as confidential, trade secret or proprietary information and, if disclosed orally, summarized in written format within [*] days of disclosure, or (ii) the receiving Party knows or has reason to know is confidential, trade secret or proprietary information of the disclosing Party, but excluding any information that the receiving Party can show: (i) is now or subsequently becomes legally and publicly available without breach of this Agreement by the receiving Party, (ii) was rightfully in the possession of the receiving Party without any obligation of confidentiality prior to receiving it from the disclosing Party, (iii) was rightfully obtained by the receiving Party from a source other than the disclosing Party without any obligation of confidentiality, or (iv) was developed by or for the receiving Party independently and without reference to such information that can be shown by documentary evidence.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      77.

9. "DEVELOPMENTS" means every invention (whether or not patentable), know-how, copyrightable material or information conceived, developed or reduced to practice or tangible form by Manufacturer in the performance of this Agreement relating to Products or otherwise incorporated into the Products that are paid for by Asyst.

10.     "EFFECTIVE DATE" means September 5, 2002.

11. "ENGINEERING CHANGE" means a mechanical, electrical, piece part or subassembly design or Specifications change made to the Products or to any manufacturing, assembly or testing method, procedure or process which, if made, could affect the Characteristics of or for a Product.

12. "EXISTING COMPONENT PARTS" means Asyst's existing active inventory of components that are identified on Attachment K ("List of Existing Component Parts").

13. "INTELLECTUAL PROPERTY RIGHTS" means all copyrights (including the exclusive right to reproduce, prepare derivative works, distribute, publicly display and publicly perform), patent rights (including patent applications), trade names, trademarks, service names, service marks, trade dress, mask-work rights, trade secrets, moral rights, author's rights, right of publicity, contract and licensing rights, rights in packaging, goodwill, industrial rights and other intellectual property rights as may exist now or hereafter come into existence and all renewals and extensions thereof, regardless of whether any of such rights arise under the laws of the United States of America and of every other state, country or jurisdiction throughout the world.

14. "LONG LEAD TIME COMPONENTS" means those components that are intended for inclusion in Products and are subject to ordering lead times in excess of [*] days.

15. "MANUFACTURER" means Solectron Corporation, a Delaware Corporation, and its subsidiaries and affiliates, which includes Solectron Technology Singapore Ltd., Solectron Technology Sdn Bhd, Solectron Netherlands BV and any other Offshore Business Headquarters

16. "NON-CANCELABLE/NON-RETURNABLE MATERIAL" means those components of Manufacturer for which Manufacturer has negotiated agreements with suppliers that Asyst has authorized Manufacturer to procure components under and do not provide for the return and/or cancellation of such components without the payment by Manufacturer of more than a nominal charge, but in all cases excluding Existing Component Parts.

17. "NRE TOOLING" means certain engineering tooling and/or fixtures that are developed or purchased from a third party by Manufacturer in order to manufacture the Products.

18. "ONTIME DELIVERY" means units of Products are delivered on-time to Asyst and Asyst's affiliates and subsidiaries as to their requested location of delivery and requested delivery dates during each calendar month.

19. "OUT OF BOX QUALITY" means Products that are delivered are capable of being installed and fully and immediately operational using normal Asyst installation procedures.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      78.
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20.     "PRODUCT TECHNOLOGY" means means all object code and source code, schematic diagrams, information and other related processes and tangible embodiments relating in any way to the Products, and all other Confidential Information supplied by Asyst, as well as all patents, copyrights, mask works, circuit layout rights, design rights, trade secret rights, and other proprietary rights including intellectual property, in or covering the foregoing.

21. "SHIPMENT ACCURACY" means units of Products are properly packed and packaged in accordance with the Specifications and are complete with respect to items requested for inclusion by Asyst in each shipment intended for delivery to a customer.

22. "[*] EXCESS INVENTORY" means those components and materials of Manufacturer which are [*] or are [*] material on order that were previously [*] as [*] Excess Inventory, have not been used in [*] or otherwise [*] by Manufacturer, and are in excess of [*] days of demand as identified in Asyst's forecasts, but in all cases excluding any and all components and materials or [*] material on order that are [*] as [*].

23. "STOP PRODUCTION NOTICE" means a written notice from Asyst to Manufacture that directs Manufacturer to stop the production of Products during the manufacturing process.

24. "[*] EXCESS INVENTORY" means those: (a) components and materials of Manufacturer which are [*] or are [*] material on order that (i) are to be used in [*], (ii) are not [*] as [*] and (iii) are in excess of [*] days of demand as identified in purchase orders, which have been supplied to Manufacturer under this Agreement, and (b) [*] of Manufacturer which are [*] or are [*] material that (i) are to be used in [*], (ii) Asyst has authorized Manufacturer to [*] in accordance with Section [*], and (ii) are in [*] of those portions of Asyst's [*] encompassing units that contain such [*], but in all cases excluding any and all components and materials or [*] material on order that are [*] as [*] or [*] Excess Inventory.

25. "TEST EQUIPMENT" means certain test and tooling equipment that Asyst owns or has the right to possess and has agreed to loan to Manufacturer in order to produce Products under this Agreement for supply to Asyst and Asyst's affiliates and subsidiaries.

26. "TRADEMARKS" means Asyst's trademarks, trade names, service marks, service names and logos, if any, as listed in Attachment I.

27. "TRANSFER DATE" means October 14, 2002 (or October 31, 2002 if Manufacturer is unable to hire at least two (2) accounts payable personnel from Asyst as part of the employees for which Manufacturer makes offers to pursuant to Section 10.7 of the Agreement).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                      79.
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28.     "TRANSITION PERIOD" means the period of time during which Manufacturer will move the locations of manufacture that exist as of the Effective Date for the Products of Asyst that are manufactured on the Effective Date to then-existing agreed upon locations of Manufacturer. The transition period will commence on the Effective Date and will end when the Products are fully transitioned to Manufacturer's manufacturing locations, which is expected to occur no later than March 31, 2003.

29. "VENDOR MANAGED INVENTORY" means an inventory of materials and components that is managed and maintained by suppliers to Manufacturer at designated hub locations, at the expense of such suppliers, that are segregated by such suppliers for potential use and delivery to Manufacturer for use on an "as needed" basis in the manufacture of Products.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.




                                      80.